[LOGO - JPMorgan]
                                                              EXHIBIT 25.2(j)(1)


             -------------------------------------------------------



                               CUSTODIAL AGREEMENT

                                      AMONG

                       YORK ENHANCED STRATEGIES FUND, LLC,
                                 as the Customer

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                             as the Collateral Agent

                                       AND

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                as the Custodian

                                November 17, 2005


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                                TABLE OF CONTENTS

                                                                            PAGE

1.  INTENTION OF THE PARTIES; DEFINITIONS......................................1

    1.1      Intention of the Parties..........................................1

    1.2      Definitions.......................................................2

2.  APPOINTMENT OF CUSTODIAN; CUSTODIAL ACCOUNTS...............................7

    2.1      Custodial Account.................................................7

    2.2      Financial Assets; Control; Other Account Property.................8

    2.3      Segregation of Assets; Nominee Name...............................9

    2.4      Purchase and Sale of Account Property; Credits to Custodial
             Account...........................................................9

    2.5      Settlement of Trades.............................................11

    2.6      Contractual Settlement Date Accounting...........................11

    2.7      Actual Settlement Date Accounting................................12

    2.8      Income Collection (Autocredit(R))................................12

    2.9      Certain Ministerial Acts.........................................12

    2.10     Corporate Actions................................................13

    2.11     Proxies..........................................................13

    2.12     Statements and Information Available On-Line.....................15

    2.13     Access to the Custodian's Records................................15

    2.14     Maintenance of Financial Assets at Subcustodian Locations........16

    2.15     Foreign Exchange Transactions....................................16

    2.16     Compliance with Securities and Exchange Commission Rule 17f-5....16

    2.17     Compliance with Rule 17f-7.......................................18

3.  INSTRUCTIONS..............................................................18

    3.1      Instructions; Unclear Instructions...............................18

    3.2      Confirmation of Oral Instructions/ Security Devices..............20

    3.3      Instructions from Investment Manager.............................21

    3.4      Certificate of Authorized Persons................................21

    3.5      Instructions; Contrary to Law/Market Practice....................21

    3.6      Cut-off Times....................................................21

    3.7      Special Provisions Relating to Bank Loans........................21

    3.8      Special Provisions Relating to Trade Payables....................24

                                       i


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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

    3.9      Special Provisions Relating to Short Sales.......................25

4.  FEES, EXPENSES AND OTHER AMOUNTS OWING TO THE CUSTODIAN...................25

    4.1      Fees and Expenses................................................25

    4.2      Overdrafts.......................................................26

    4.3      Custodian's Right Over Securities; Set-off.......................26

5.  SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS..................27

    5.1      Appointment of Subcustodians; Use of Securities Depositories.....27

    5.2      Liability for Subcustodians......................................28

    5.3      Use of Agents....................................................28

6.  ADDITIONAL PROVISIONS RELATING TO CUSTOMER................................29

    6.1      Representations and Warranties...................................29

    6.2      Customer to Provide Certain Information to the Custodian.........30

    6.3      Customer is Liable to the Custodian Even if it is Acting for
             Another Person...................................................30

7.  WHEN THE CUSTODIAN IS LIABLE TO CUSTOMER..................................30

    7.1      Standard of Care; Liability......................................30

    7.2      Force Majeure....................................................31

    7.3      The Custodian May Consult With Counsel...........................31

    7.4      The Custodian Provides Diverse Financial Services and May
             Generate Profits as a Result.....................................31

    7.5      Knowledge of Custodian...........................................31

8.  TAXATION..................................................................32

    8.1      Tax Obligations..................................................32

    8.2      Tax Relief Services..............................................32

9.  TERMINATION...............................................................33

10. MISCELLANEOUS.............................................................33

    10.1     Notices..........................................................33

    10.2     Successors and Assigns...........................................33

    10.3     Interpretation...................................................34

    10.4     Entire Agreement.................................................34

    10.5     Information Concerning Deposits at the Custodian's
             London Branch....................................................34

                                      ii


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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

    10.6     Insurance........................................................34

    10.7     Governing Law and Jurisdiction...................................34

    10.8     Severability; Waiver; and Survival...............................35

    10.9     Counterparts.....................................................35

    10.10    No Third Party Beneficiaries.....................................35

    10.11    Limited Recourse; No Petition....................................35

                              CUSTODIAL AGREEMENT


         THIS  CUSTODIAL  AGREEMENT,   dated  November  17,  2005  (as  amended,
supplemented or otherwise modified from time, this "Agreement") is among JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as custodian (in such capacity, including its successors and assigns, the "CUSTODIAN"), YORK ENHANCED STRATEGIES FUND, LLC, a Delaware limited liability company ("CUSTOMER"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent under the Pledge Agreement referred to below (in such capacity, including its successors and assigns, the "COLLATERAL AGENT") for the benefit of the Secured Parties (as defined in the Pledge Agreement).

                  1.       INTENTION OF THE PARTIES; DEFINITIONS

1.1      INTENTION OF THE PARTIES.

         (a) Pursuant to the terms of the Indenture (as defined below), Customer has issued and may from time to time issue certain securities in accordance with the terms of the Indenture.

         (b) Customer has issued its Preferred Shares (as defined in the Indenture) and in connection therewith has entered into the Insurance Agreement (as defined in the Pledge Agreement) pursuant to which the Credit Enhancer (as defined in the Pledge Agreement) will issue the Insurance Policy (as defined in the Pledge Agreement) insuring the payment of the liquidation preference and dividends with respect to the Preferred Shares.

         (c) In order to secure, among other things, its obligations under the Indenture and the Insurance Agreement, Customer entered into a Pledge and Intercreditor Agreement dated as of the date hereof (the "PLEDGE AGREEMENT") with the Custodian, the Collateral Agent and the other Secured Parties identified in the Pledge Agreement.

         (d) Pursuant to the Pledge Agreement, Customer is required to establish with a custodian certain custodial accounts in which Customer's assets are to be held for the benefit of the Secured Parties.

         (e) In connection with the foregoing, the parties hereto are entering into this Agreement to (i) set out the terms governing custodial, settlement and certain other associated services offered by the Custodian to Customer and the Collateral Agent and (ii) perfect the security interests granted by Customer in the Pledge Agreement to the Collateral Agent for the benefit of the Secured Parties. The Custodian will be responsible for the performance of only those duties that are set forth in this Agreement. Customer acknowledges that the Custodian is not providing any legal, tax or investment advice in connection with the services hereunder.

         (f) Investing in foreign markets may be a risky enterprise. The holding of Financial Assets and Cash in foreign jurisdictions may involve risks of loss or other special considerations. The Custodian will not be liable for any loss that results from the general risks of investing or Country Risk (as defined below).

1.2      DEFINITIONS.

         (a) Capitalized terms not otherwise defined in this Agreement are used as defined in the Pledge Agreement or the Indenture, as applicable. If any term or provision in this Agreement conflicts with any term or provision of the Pledge Agreement or the Indenture, the term or provision of this Agreement shall prevail. As used herein, the following terms have the meaning hereinafter stated:

         "ACCOUNT PROPERTY" has the meaning set forth in Section 2.1.

         "AFFILIATE"   means,   with  respect  to  the   Custodian,   an  entity
controlling, controlled by, or under common control with, the Custodian.

         "AFFILIATED SUBCUSTODIAN" means a Subcustodian that is an Affiliate of the Custodian.

         "AGREEMENT" means this Custodial Agreement.

         "APPLICABLE LAW" means any statute, whether national, state or local, applicable in the United States or any other country, the rules of the treaty establishing the European Community, any other law, rule, regulation or interpretation of any governmental entity, any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

         "ASSIGNMENT AGREEMENT" means the definitive agreement pursuant to which a bank, fund, or other financial institution either assigns or obtains an assignment of all or any portion of any of its rights and obligations under a Bank Loan.

         "AUTHORIZED PERSON" means any person who has been designated by written notice from Customer (or by any agent designated by Customer, including, without limitation, the Investment Manager) to act on behalf of Customer hereunder. Such persons will continue to be Authorized Persons until such time as the Custodian receives Instructions from Customer (or its agent) that any such person is no longer an Authorized Person.

         "BANK LOAN" means each item of Other Account Property which, in accordance with Section 3.7, is marked as a "Bank Loan."

         "BUSINESS DAY" means any day upon which the Custodian shall be conducting its normal custody business in the State of New York, the city of Los Angeles, California or the city of Houston, Texas.

         "CASH" means any immediately available funds in Dollars or any currency other than Dollars which is a freely convertible currency.

         "CERTIFICATE OF AUTHORIZED PERSONS" means a certificate signed on behalf of Customer and delivered to the Custodian hereunder.

         "CERTIFICATED SECURITY" has the meaning assigned thereto in Section 8-102(a)(4) of the NYUCC, but shall in no event include Foreign Securities, Bank Loans or Trade Payables.


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                                       3

         "CHATTEL   PAPER"  has  the   meaning   assigned   thereto  in  Section
9-102(a)(11) of the NYUCC, but shall in no event include Bank Loans.

         "COLLATERAL AGENT" has the meaning set forth in the preamble.

         "CORPORATE ACTION" means any subscription right, bonus issue, stock repurchase plan, redemption, exchange, tender offer, or similar matter with respect to a Financial Asset in an Included Account that requires discretionary action by the holder, but does not include proxy solicitations.

         "COUNTRY RISK" means the risk of investing or holding assets in a particular country or market, including, but not limited to, risks arising from nationalization, expropriation or other governmental actions; the country's financial infrastructure, including prevailing custody and settlement practices; laws applicable to the safekeeping and recovery of Financial Assets and Cash held in custody; the regulation of the banking and securities industries, including changes in market rules; currency restrictions, devaluations or fluctuations; and market conditions affecting the orderly execution of securities transactions or the value of assets.

         "CUSTODIAL ACCOUNT" has the meaning set forth in Section 2.1(b)(i).

         "CUSTODIAN" has the meaning set forth in the preamble.

         "CUSTODIAN INDEMNITEES" means the Custodian, its Subcustodians, and their respective nominees, directors, officers, employees and agents.

         "CUSTODIAN'S LONDON BRANCH" means the London branch office of JPMorgan Chase Bank, National Association.

         "CUSTOMER" has the meaning set forth in the preamble.

         "CUSTOMER CONTROL PERSON" has the meaning set forth in Section 10.11.

         "DISPOSITION LETTER" has the meaning set forth in Section 2.4(a).

         "DOLLAR" or "$": A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for all debts, public and private.

         "ELIGIBLE  ACCOUNT"  means an account which is (i)  segregated and (ii)
(A) maintained as a trust account or (B) maintained at a United States bank (which may include any of the Secured Parties that are banks) which has the Required Rating with respect to its demand and time deposits and certificates of deposit.

         "ELIGIBLE FOREIGN CUSTODIAN" means an "Eligible Foreign Custodian" (as that term is defined in Rule 17f-5(a)(1).

         "ELIGIBLE  SECURITIES  DEPOSITORY" has the meaning set forth in section
(b)(1) of Rule 17f-7.

         "ENTITLEMENT HOLDER" means the person named on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.


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                                       4

         "ESCROW ACCOUNT" has the meaning set forth in Section 2.1(b)(ii).

         "FINANCIAL ASSET" means a Security and refers, as the context requires, either to the asset itself or to the means by which a person's claim to it is evidenced, including a Security, a security certificate, or a Securities Entitlement. "FINANCIAL ASSET" does not include Cash.

         "FOREIGN CUSTODY MANAGER" has the meaning set forth in section (3)(a) of Rule 17f-5.

         "FOREIGN SECURITIES" includes (i) securities issued by a government other than the United States government or by a corporation or other entity organized under the laws of any country other than the United States and (ii) securities issued by the United States government or by any state or any political subdivision thereof or by any agency thereof or by any entity organized under the laws of the United States or of any state thereof which have been issued and sold primarily outside the United States; provided, however, in no event shall "Foreign Securities" include Bank Loans or Trade Payables.

         "INCLUDED ACCOUNT" means the Custodial Account and the Escrow Account.

         "INDENTURE" means the Indenture dated as of the date hereof between Customer and JPMorgan Chase Bank, National Association, as Trustee.

         "INSTITUTIONAL ACCOUNT PROPERTY" means Account Property which has been delivered to the Custodian through usual and customary banking, clearing and settlement channels in accordance with the Custodian's ordinary course custody business, and shall in no event include any Account Property delivered to the Custodian directly by Customer.

         "INSTRUCTING PARTY" means with respect to the Custodial Account and the Account Property, (A) at any time prior to the termination of the Pledge Agreement in accordance with Section 7.1 thereof as confirmed by the Collateral Agent to the Custodian in writing, (1) at any time other than during a Suspension Period, Customer, and, after the receipt by the Custodian of an election by the Collateral Agent to act as Instructing Party, Customer and the Collateral Agent, jointly (it being understood that this provision shall not confer on the Collateral Agent any rights with respect to the Custodial Account not granted to it under the Pledge Agreement), (2) at any time during any Suspension Period (other than any Suspension Period occurring as a result of the delivery of a Liquidation Notice), the Collateral Agent and, to the extent permitted by Section 3.1(b) hereof (and by Section 3.5 of the Pledge Agreement), Customer and (3) at any time during any Suspension Period commenced as a result of the delivery of a Liquidation Notice, the Collateral Agent, and (B) at any time after the termination of the Pledge Agreement in accordance with Section
7.1 thereof as confirmed by the Collateral Agent to the Custodian in writing, Customer.

         "INSTRUCTIONS" means instructions which: (i) contain all necessary information required by the Custodian to enable the Custodian to carry out the Instructions; (ii) are received by the Custodian in writing or via the Custodian's electronic instruction system, SWIFT, telephone, tested telex, facsimile or such other methods as are for the time being agreed by Customer (or an Authorized Person) and the Custodian; and (iii) the Custodian believes in good faith have been given by an Authorized Person or are transmitted with proper testing or authentication pursuant to terms and conditions which the Custodian may specify.


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                                       5

         "INSTRUMENT" has the meaning assigned thereto in Section 9-105 of the NYUCC, but shall in no event include Foreign Securities, Bank Loans or Trade Payables.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

         "INVESTMENT MANAGER" means York Enhanced Strategies Management, LLC, a New York limited liability company, or any successor investment manager appointed in accordance with the terms of the Indenture.

         "LIABILITIES" means any liabilities, losses, claims, costs, damages, penalties, fines, obligations, or expenses of any kind whatsoever (including, without limitation, reasonable attorneys', accountants', consultants' or experts' fees and disbursements).

         "LOAN DOCUMENTS" means, with respect to any Bank Loan, the definitive credit agreement executed and delivered in connection therewith, and each other agreement, instrument or other document executed or delivered in connection therewith, in each case as amended or supplemented.

         "NEGOTIABLE   DOCUMENT"  means  a  "Document"  as  defined  in  Section
9-102(a)(30) of the NYUCC, but shall in no event include Bank Loans or Trade Payables.

         "NOTIFICATIONS" has the meaning set forth in Section 2.11(a).

         "NYUCC" means the UCC as in effect from time to time in the State of New York.

         "ORDINARY  DOCUMENT" means (i) a Bank Loan,  (ii) a Trade Payable,  and
(iii) each other contract, agreement or instrument, in each case under this clause (iii) which is in writing and which is not an Instrument, Chattel Paper or a Negotiable Document.

         "OTHER  ACCOUNT   PROPERTY"  means  all  Account  Property  other  than
Institutional Account Property.

         "PARTICIPATION AGREEMENT" means the definitive agreement pursuant to which a bank, fund, or other financial institution either acquires or sells all or any portion of any of its rights and obligations under a Bank Loan.

         "PARTY IN INTEREST" means with respect to the Custodial Account and the Escrow Account, (A) prior to the termination of the Pledge Agreement in accordance with Section 7.1 thereof as confirmed by the Collateral Agent to the Custodian in writing, the Collateral Agent and (B) at all other times, Customer.

         "PASSIVE PROXY VOTING SERVICE" has the meaning set forth in Section 2.11(f).

         "REQUIRED RATING" means a rating of at least "P-l" by Moody's or at least "A-l" by S&P, as applicable.

         "RULE 17F-4" means RULE 17f-4 as promulgated under the Investment Company Act.

         "RULE 17F-5" means RULE 17f-5 as promulgated under the Investment Company Act.


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                                       6

         "RULE 17F-7" means RULE 17f-7 as promulgated under the Investment Company Act.

         "SEC" has the meaning set forth in the Section 2.16(a).

         "SECURITIES" means any security (as defined in Section 8-102 of the NYUCC), but shall in no event include Foreign Securities, Bank Loans or Trade Payables.

         "SECURITIES DEPOSITORY" has the meaning set forth in Section 5.1(a).

         "SECURITIES ENTITLEMENT" means the rights and property interests of an Entitlement Holder with respect to a Financial Asset as set forth in Part 5 of
Article 8 of the NYUCC.

         "SECURITIES INTERMEDIARY" means the Custodian, a Subcustodian, a Securities Depository, and any other financial institution which in the ordinary course of business maintains Securities custody accounts for others and acts in that capacity.

         "SHORT SALE CUSTOMER ACCOUNT" means a segregated account in which certain Securities and/or other assets of Customer shall be deposited and withdrawn from time to time in connection with short sale transactions made in accordance with Section 3.9 hereto.

         "SHORT SALE BROKER ACCOUNT" means a segregated account in the name of a broker, dealer, or futures commission merchant, or in the name of Customer for the benefit of a broker, dealer, futures commission merchant, in each case as pledgee of Customer, or otherwise, in accordance with an agreement between Customer, the Custodian and a broker, dealer, or futures commission merchant, separate and distinct from the Included Accounts and the Credit Enhancer Liquidity Account, in which certain Securities and/or Cash of Customer shall be deposited and withdrawn from time to time in connection with any short sale transaction entered into in accordance with Section 3.9 hereto. Securities intended to be held in a Short Sale Broker Account that are held with a Securities Depository shall be deemed to have been deposited in, or withdrawn from, such Short Sale Broker Account upon the Custodian's effecting an appropriate entry in its books and records.

         "STATEMENT  OF  ACCOUNT"  has the  meaning  set  forth  in the  Section
2.12(a).

         "SUBCUSTODIAN" has the meaning set forth in Section 5.1(a) and includes Affiliated Subcustodians.

         "SUSPENSION PERIOD" means each period of time commencing on the date of the delivery of a Notice of Suspension, which Notice of Suspension shall be deemed automatically delivered upon the delivery of any Acceleration Notice, Final Maturity Payment Default Notice or Liquidation Notice, and ending upon the date of delivery of a Withdrawal Notice with respect to each Notice of Suspension previously delivered.

         "THE ACTIVE PROXY VOTING SERVICE" has the meaning set forth in Section 2.11(a).

         "TRADE PAYABLES" means all items of Other Account Property which, in accordance with Section 3.8, are clearly marked as "Trade Payables."

         "TRANSMITTAL LETTER" has the meaning set forth in Section 2.2(c).

         "TYPE" means, with respect to each item of Other Account Property, such item constituting one of the following types of Account Property: a Certificated Security, Chattel Paper, an Instrument (other than a Certificated Security), a Negotiable Document, an Ordinary Document, a Bank Loan, or Trade Payables.

         "UCC" means, with respect to any jurisdiction, Articles 1, 8 and 9 of the Uniform Commercial Code as from time to time in effect in such jurisdiction.

         "WITHDRAWAL NOTICE" means a written notice duly completed and dated, signed on behalf of an officer of the Collateral Agent withdrawing a Notice of Suspension, Acceleration Notice or Liquidation Notice previously delivered by the Collateral Agent.

         (b) All terms in the singular will have the same meaning in the plural unless the context otherwise provides and visa versa.

         (c) All references in this Agreement to an agreement, instrument or other document shall be construed as a reference to that agreement, instrument or document as the same may be amended, modified, varied, supplemented or novated from time to time.

             2.       APPOINTMENT OF CUSTODIAN; CUSTODIAL ACCOUNTS

2.1      CUSTODIAL ACCOUNT.

         (a) In accordance with the terms and conditions of the Pledge Agreement, the Custodian is hereby appointed to act as agent, bailee, securities intermediary and custodian of all Cash, Foreign Securities, Chattel Paper, Instruments, Negotiable Documents, Ordinary Documents, Securities and other identified tangible or intangible property at any time delivered to the Custodian and identified for deposit in the Custodial Account by or on behalf of Customer during the term of this Agreement, including all distributions from and proceeds of the foregoing received by the Custodian during such term (collectively, the "ACCOUNT PROPERTY") and authorizes the Custodian to hold or credit to the Custodial Account the Account Property as herein provided. The Custodian hereby accepts such appointment on the terms and conditions set forth herein.

         (c) The Custodian agrees to hold and physically segregate for the account of Customer the following accounts:

                  (i) a securities account, designated as Account No. 10224181.4 (the "CUSTODIAL ACCOUNT"), which may include one or more sub-accounts for record-keeping purposes, in which it will hold the Account Property as provided herein and which shall be named the "York Enhanced Strategies Fund, Pledged to Deutsche Bank Trust Company Americas, as Collateral Agent, as secured party," and

                  (ii) a securities account, designated as Account No. 10224181.5 (the "ESCROW ACCOUNT"), which may include one or more sub-accounts for record-keeping purposes, in which it will hold payments or distributions made by Customer for the purpose of maintaining its income tax status as a regulated investment company or to avoid the imposition of the excise tax under Section 4882 of the Internal Revenue Code of 1986, as amended, and as to which shareholders of Customer shall retain a claim against Customer to the extent of any amounts paid to the Collateral Agent for the benefit of the Secured Parties (or any other creditors of Customer) from the Escrow Account.

         (c) The Custodian shall hold in the Custodial Account, subject to the provisions hereof, all Cash received by it from or for the account of Customer. Funds held by the Custodian for Customer may be deposited by it to its credit as Custodian or in such other banks or trust companies as the Custodian may in its discretion deem necessary or desirable; provided, however that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Directors of Customer. Such funds shall be deposited by the Custodian in its capacity as Custodian and may only be withdrawn by the Custodian in that capacity.

         (d) All of the provisions of this Agreement applicable to the Custodial Account and Account Property shall, mutatis mutandis, be applicable to the Escrow Account.



2.2      FINANCIAL ASSETS; CONTROL; OTHER ACCOUNT PROPERTY.

         (a) Each party hereto agrees that each item constituting "Account Property" (other than Cash) is to be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the NYUCC. Any Cash constituting Account
Property shall be maintained by the Custodian in an Eligible Account constituting a component of the Custodial Account. The Custodian agrees that if at any time it shall receive any order from the Collateral Agent (i) directing disposition of funds in the Custodial Account or the Escrow Account or (ii) directing transfer or redemption of the Financial Assets relating to the Custodial Account or the Escrow Account, the Custodian shall comply with such entitlement order or Instruction without further consent by Customer or any other person. In the event of a conflict between an entitlement order or
Instruction, as the case may be, of Customer and an entitlement order or Instruction, as the case may be, of the Collateral Agent, the entitlement order or Instruction of the Collateral Agent shall prevail. The parties agree that the Collateral Agent shall have "control," within the meaning of Sections 8-106(d)(2), 9-104 and 9-106 of the NYUCC, of the Custodial Account and the Escrow Account and of each Financial Asset and other property (including Cash) held therein.

         (b) The Custodian hereby represents and warrants that it has not entered into, and hereafter during the term of this Agreement shall not enter into, any agreement granting "control" (within the meaning of Section 8-106(d)(2), 9-104 and 9-106 of the NYUCC) with respect to the Custodial Account or the Account Property therein to any Person, other than as set forth in this Agreement. The Custodian is a bank or trust company which in the ordinary course of its business maintains security accounts for others and is acting in that capacity as Custodian under this Agreement.

         (c) Notwithstanding anything to the contrary contained herein, the Custodian shall have the same obligations hereunder with respect to each item of Other Account Property as shall apply to Institutional Account Property to the extent such Other Account Property conforms to the usual and customary form of Institutional Account Property of a similar Type. Customer acknowledges and agrees that all Other Account Property delivered by or on behalf of Customer to the Custodian shall (i) conform in both form and substance to the terms of this Agreement and (ii) be listed on a trade ticket (each a "TRANSMITTAL LETTER") delivered to the Custodian prior or simultaneously therewith. With respect to Other Account Property, the Custodian shall be obligated to treat the same in accordance with the Type thereof, and shall be fully justified and entitled to act hereunder in accordance with and in reliance on the Type marked thereon with respect thereto. In the event that any item of Other Account Property shall not be clearly marked as to Type, the Custodian shall promptly notify Customer and the Instructing Party thereof and, until such time as the Instructing Party shall identify such item by Type pursuant to Instructions, the Custodian shall treat such item as an Ordinary Document.

2.3      SEGREGATION OF ASSETS; NOMINEE NAME.

         (a) The Custodian will identify in its records that Financial Assets credited to each Included Account are being held for the account of Customer, subject to the terms and conditions of this Agreement.

         (b) To the extent permitted by Applicable Law or market practice, the Custodian will require each Subcustodian to identify in its own records that Financial Assets held at such Subcustodian by the Custodian on behalf of its customers belong to customers of the Custodian in accordance with the terms and conditions of this Agreement, such that it is readily apparent that the Financial Assets do not belong to the Custodian or the Subcustodian.

2.4      PURCHASE AND SALE OF ACCOUNT PROPERTY; CREDITS TO CUSTODIAL ACCOUNT.

         (a) Promptly after each purchase or sale of any Account Property (and prior to the time at which the Custodian is required to release or deliver any Account Property (including any Cash purchase price) in connection therewith), the Instructing Party and, to the extent reasonably required by the Custodian at its option (provided however, that the Custodian shall have no obligation to seek such Instruction), Customer shall deliver to the Custodian Instructions specifying all information necessary for the Custodian to deliver such Account Property (and sufficient to indicate that the same is in compliance with the requirements of this Agreement and the Indenture). The Custodian shall account for all purchases and sales of Account Property on the settlement date as determined in accordance with Sections 2.5 and Section 2.6 hereof. In connection with each sale or other transfer of Other Account Property, the Instructing Party shall deliver to the Custodian a trade ticket (each, a "DISPOSITION LETTER") listing each item of Other Account Property subject to such sale or transfer. In connection with settlements of purchases of privately placed notes or certificates on shares of beneficial interest, in each case, upon original issuance, the Custodian will make payment on a delivery versus payment basis.

         (b) Customer and the Collateral Agent understand that when the Custodian is instructed to deliver Account Property against payment, delivery of such Account Property and receipt of payment therefor may not be completed simultaneously. Customer and the Collateral

Agent each agrees that the Custodian shall have no responsibility or liability for any credit risks involved in connection with the Custodian's delivery of Account Property pursuant to Instructions of the Instructing Party; provided, however, that the Custodian shall not be obligated to deliver Account Property prior to receipt of payment therefor. The Custodian agrees that in the event no payment is received by the Custodian in connection with any delivery of Account Property, the Custodian shall, upon the request of the Instructing Party and at the sole cost and expense of Customer, use reasonable and customary efforts (in accordance with its ordinary custody business practices) to seek the return of such Account Property or the payment therefor; provided, however, that the Custodian shall have no obligation hereunder to commence or engage in any litigation or arbitration in connection therewith.

         (c) Payment with respect to a transaction will not be "final" until the Custodian shall have received immediately available funds which under Applicable Law are irreversible and not subject to any security interest, levy or other encumbrance (other than those contemplated by the Indenture), and which are specifically applicable to such transaction.

         (d) The Custodian shall have no obligation, and shall not be liable, for any loss or damage whatsoever resulting from its failure to settle any Account Property transaction where the rules of a Securities Depository prevent the receipt or delivery of such Account Property (i.e., that such Account Property has been "chilled"). The Custodian may, but shall have no obligation to, attempt to utilize alternative methods of delivering securities from time to time offered by a Securities Depository.

         (e) Unless otherwise invested overnight as directed in a timely manner by the Instructing Party, all Dollars in the Included Accounts at the end of a business day will be invested in Cash Equivalents by the Custodian as instructed by the Instructing Party (which investment shall be in the name of the Custodian and shall be solely under the control and dominion of the Custodian, subject to the duties and covenants of the Custodian under this Agreement).

         (f) Each of Customer and the Collateral Agent hereby covenants and agrees that in any instance in which it shall or may act as Instructing Party, it shall only instruct the Custodian, with respect to each Included Account and any Account Property, in a way that is consistent with and in compliance with the Pledge Agreement, this Agreement and the other Transaction Documents to which it is a party and that may be applicable.

         (g) In no instance shall the Custodian be required to receive, and the Instructing Party shall not cause, the assignment to the Custodian of any Other Account Property (including, without limitation, any Bank Loans) unless
(i) the terms of such assignment and Other Account Property do not impose upon the Custodian, as assignee, any obligations or liabilities (including, without limitation any funding or lending obligations) and (ii) the terms of such assignment expressly state that such assignment is made strictly and solely to the Custodian in its capacity as a nominee, that the Custodian in its individual corporate capacity shall not have and does not assume any obligations or liabilities thereunder, and such assignment is subject to the condition that there shall be no recourse in respect of any obligations or liabilities arising out of such assignment or assigned property against the Custodian in its individual or corporate capacity (or against its assets or properties owed in its individual or corporate capacity).

         (h) With respect to all transactions for any Included Account, including, without limitation, dividend and interest payments and sales and redemptions of Account Property, availability of funds credited to the Custodial Account shall be based on the type of funds used in the trade settlement or payment, including, but not limited to, same day availability for federal or same day funds.

2.5      SETTLEMENT OF TRADES.

         When the Custodian receives an Instruction directing settlement of a transaction in Financial Assets that includes all information required by the Custodian, the Custodian will use reasonable care to effect such settlement as instructed. Settlement of transactions in Financial Assets will be conducted in accordance with prevailing standards of the market in which the transaction occurs. Without limiting the generality of the foregoing, the risk of loss will be Instructing Party's whenever the Custodian delivers Financial Assets or payment in accordance with applicable market practice in advance of receipt or settlement of the expected consideration. In the case of the failure of Customer's counterparty (or other appropriate party) to deliver the expected consideration as agreed, the Custodian will contact the counterparty to seek settlement, but the Custodian will not be obligated to institute legal proceedings, file a proof of claim in any insolvency proceeding, or take any similar action.


2.6      CONTRACTUAL SETTLEMENT DATE ACCOUNTING.

         (a) The Custodian will effect book entries on a "contractual settlement date accounting" basis as described below with respect to the settlement of trades in those markets where the Custodian generally offers contractual settlement date accounting and will notify Customer and the Collateral Agent of those markets from time to time.

                  (i) SALES: On the settlement date for a sale, the Custodian will credit the applicable Included Account with the proceeds of the sale and transfer the relevant Financial Assets to an account at the Custodian pending settlement of the trade where not already delivered.

                  (ii) PURCHASES: On the settlement date for the purchase (or earlier, if market practice requires delivery of the purchase price before the settlement date), the Custodian will debit the applicable Included Account for the settlement amount and credit a separate account at the Custodian. The Custodian then will post the applicable Included Account as awaiting receipt of the expected Financial Assets. Customer will not be entitled to the Financial Assets that are awaiting receipt until the Custodian (or, if applicable, Subcustodian) actually receives them.

The Custodian reserves the right to restrict in good faith the availability of contractual settlement date accounting for credit or operational reasons.

         (b) The Custodian may (in its absolute discretion) upon oral or written notification to the Instructing Party reverse any debit or credit made pursuant to Section 2.6(a) prior to a transaction's actual settlement, and Customer will be responsible for any costs or liabilities resulting from such reversal. Customer acknowledges that the procedures described in this sub-section are of an administrative nature, and the Custodian does not undertake to make loans and/or Financial Assets available to Customer.

2.7      ACTUAL SETTLEMENT DATE ACCOUNTING.

         With respect to any sale or purchase transaction that is not posted to an Included Account on the contractual settlement date as referred to in Section 2.6, the Custodian will post the transaction on the date on which the Cash or Financial Assets received as consideration for the transaction is actually received by the Custodian.


2.8      INCOME COLLECTION (AUTOCREDIT(R)).

         (a) The Custodian will credit the applicable Included Account with income and redemption proceeds on Financial Assets in accordance with the times notified by the Custodian from time to time on or after the anticipated payment date, net of any taxes that are withheld by the Custodian or any third party. Where no time is specified for a particular market, income and redemption proceeds from Financial Assets will be credited only after actual receipt and reconciliation. The Custodian may reverse such credits upon oral or written notification to Customer that the Custodian believes that the corresponding payment will not be received by the Custodian within a reasonable period or such credit was incorrect.

         (b) The Custodian will make good faith efforts in its discretion to contact appropriate parties to collect unpaid interest, dividends or redemption proceeds, but neither the Custodian nor its Subcustodians will be obliged to file any formal notice of default, institute legal proceedings, file a proof of claim in any insolvency proceeding, or take any similar action.

2.9      CERTAIN MINISTERIAL ACTS.

         Until  the  Custodian  receives  Instructions  to  the  contrary,   the
Custodian will:

                  (i) present all Financial Assets for which the Custodian has received notice of a call for redemption or that have otherwise matured, and all income and interest coupons and other income items that call for payment upon presentation;

                  (ii) execute in the name of the Customer such certificates as may be required to obtain payment in respect of Financial Assets;

                  (iii) exchange interim or temporary documents of title held in each Included Account for definitive documents of title; and

                  (iv) provide information concerning the Included Accounts to Subcustodians, Securities Depositories, counterparties, issuers of Financial Assets, governmental entities, securities exchanges, self-regulatory entities, and similar entities to the extent required by Applicable Law or as may be required in the ordinary course by market practice or otherwise in order to provide the services contemplated by this Agreement.

2.10     CORPORATE ACTIONS.

         (a) The Custodian will notify Customer (with a copy to the Collateral Agent) of any Corporate Action of which information is either (i) received by it or a Subcustodian to the extent that the Custodian's central corporate actions department has actual knowledge of the Corporate Action in time to notify its customers in a timely manner or (ii) published via a formal notice in publications and reporting services routinely used by the Custodian for this purpose in time for the Custodian to notify its customers in a timely manner. The Custodian also will use its reasonable efforts to notify Customer (with a copy to the Collateral Agent and the Collateral Agent shall forward such notices to the Representatives) of any class action litigation for which information is actually received by the Custodian's central corporate actions department but shall not be liable for any Liabilities arising out of the Custodian's failure to identify Customer's interest in any class action litigation. The Custodian does not commit, however, to provide information concerning Corporate Actions or class action litigation relating to Financial Assets being held at Customer's request in a name not subject to the control of the Custodian or its Subcustodian.

         (b) If the Instructing Party fails to provide the Custodian with timely Instructions with respect to any Corporate Action or class action, neither the Custodian nor its Subcustodians or their respective nominees will take any action in relation to that Corporate Action or class action, except as otherwise agreed in writing by the Custodian and Customer or as may be set forth by the Custodian as a default action in the notification it provides under
Section 2.10(a) with respect to that Corporate Action or class action.

         (c) The Custodian may sell or otherwise dispose of fractional interests in Financial Assets arising out of a Corporate Action or class action litigation and, to the extent necessary to protect Customer's interest in that Corporate Action or class action, credit the applicable Included Account with the proceeds of the sale or disposition.

         (d) Notices of Corporate Actions and class actions dispatched to Customer and the Collateral Agent may have been obtained from sources which the Custodian does not control and may have been translated or summarized. Although the Custodian believes such sources to be reliable, the Custodian has no duty to verify the information contained in such notices nor the faithfulness of any translation or summary and therefore does not guarantee its accuracy, completeness or timeliness, and shall not be liable to Customer for any loss that may result from relying on such notice.

2.11     PROXIES.

         (a) Subject to and upon the terms of this Section 2.11, the Custodian will provide Customer and the Collateral Agent with information which it receives on matters to be voted upon at meetings of holders of Financial Assets ("NOTIFICATIONS"), and, subject to the terms and conditions of this Agreement (including, but not limited to, Section 3.1(b) hereof) the Custodian will act in accordance with Customer's Instructions in relation to such Notifications ("THE ACTIVE PROXY VOTING SERVICE"). If information is received by the Custodian at its proxy voting department too late to permit timely voting by Customer, the Custodian's only obligation will be to provide, so far as reasonably practicable, a Notification (or summary information concerning a Notification) on an "information only" basis.

         (b) The active proxy voting service is available only in certain markets, details of which are available from the Custodian on request. Provision of the active proxy voting service is conditional upon receipt by the Custodian of a duly completed enrollment form as well as additional documentation that may be required for certain markets.

         (c) The Custodian will act upon Instructions to vote on matters referred to in a Notification, provided Instructions are received by the Custodian at its proxy voting department by the deadline referred to in the relevant Notification. If Instructions are not received in a timely manner, the Custodian will not be obligated to provide further notice to Customer and shall not be obliged to vote. It is Customer's obligation to monitor the agreed means of providing Notifications to determine if new Notifications have been received.

         (d) The Custodian reserves the right to provide Notifications or parts thereof in the language received. The Custodian will attempt in good faith to provide accurate and complete Notifications, whether or not translated.

         (e) Customer acknowledges that Notifications and other information furnished pursuant to the active proxy voting service ("INFORMATION") are proprietary to the Custodian and that the Custodian owns all intellectual property rights, including copyrights and patents, embodied therein. Accordingly, Customer will not make any use of such information except in connection with the active proxy voting service.

         (f) In markets where the active proxy voting service is not available or where the Custodian has not received a duly completed enrollment form or other relevant documentation, the Custodian will not provide Notifications to Customer but will endeavor to act upon Instructions to vote on matters before meetings of holders of Financial Assets where it is reasonably practicable for the Custodian (or its Subcustodians or nominees as the case may be) to do so and where such Instructions are received in time for the Custodian to take timely action (the "PASSIVE PROXY VOTING SERVICE").

         (g) Customer acknowledges that the provision of proxy voting services (whether active or passive) may be precluded or restricted under a variety of circumstances. These circumstances include, but are not limited to:

                  (i) the Financial Assets being on loan or out for registration;

                  (ii)     the  pendency  of  conversion  or  another  Corporate
                           Action;

                  (iii) Financial Assets being held at Customer's request in a name not subject to the control of the Custodian or its Subcustodian;

                  (iv) in a margin or collateral account at the Custodian or another bank or broker, or otherwise in a manner which affects voting;

                  (v)      local   market    regulations   or   practices,    or
                           restrictions by the issuer; or

                  (vi) the Custodian may be required to vote all shares held for a particular issue for all of the Custodian's customers on a net basis (i.e. a net yes or no vote based on voting instructions received from all its customers). Where this is the case, the Custodian will inform Customer by means of the Notification.

         (h)      Notwithstanding  the  fact  that  the  Custodian  may act in a fiduciary capacity with respect to Customer under other agreements, in performing active or passive voting proxy services the Custodian will be acting solely as the agent of Customer, and will not exercise any discretion, with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.12     STATEMENTS AND INFORMATION AVAILABLE ON-LINE.

         (a) The Custodian will send to Customer and the Collateral Agent, at times mutually agreed upon, formal statements of account in the Custodian's standard format for each Included Account, identifying the Financial Assets and Cash held in each Included Account (each such statement a "STATEMENT OF ACCOUNT"). Additionally, the Custodian will send Customer and the Collateral Agent an advice or notification of any transfers of Cash or Financial Assets with respect to each Included Account. The Custodian will not be liable with respect to any matter set forth in those portions of any Statement of Account or any such advice (or reasonably implied therefrom) to which Customer has not given the Custodian a written exception or objection within sixty (60) days of receipt of the Statement of Account, provided such matter is not the result of the Custodian's gross negligence, willful misconduct or bad faith. References in this Agreement to Statements of Account include Statements of Account in electronic form.

         (b) Prices and other information obtained from third parties which may be contained in any Statement of Account or other statement sent to Customer have been obtained from sources the Custodian believes to be reliable. The Custodian does not, however, make any representation as to the accuracy of such information or that the prices specified necessarily reflect the proceeds that would be received on a disposal of the relevant Financial Assets.

         (c) Customer acknowledges that, except for Statements of Account or as otherwise expressly agreed by the Custodian, records and reports available to it on-line may not be accurate due to mis-postings, delays in updating Included Account records, and other causes. The Custodian will not be liable for any loss or damage arising out of the inaccuracy of any such records or reports accessed on-line.

2.13     ACCESS TO THE CUSTODIAN'S RECORDS.

         The Custodian will allow the Collateral Agent and Customer's independent public accountants such reasonable access to the records of the Custodian relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject to restrictions under Applicable Law, the Custodian also will obtain an undertaking to permit the Collateral Agent and Customer's independent public accountants, reasonable access to the records of any Subcustodian of Securities held in each Included Account as may be required in connection with such examination.

2.14     MAINTENANCE OF FINANCIAL ASSETS AT SUBCUSTODIAN LOCATIONS.

         (a) Unless Instructions require another location acceptable to the Custodian, Financial Assets will be held in the country or jurisdiction in which their principal trading market is located, where such Financial Assets may be presented for payment, where such Financial Assets were acquired, or where such Financial Assets are held. The Custodian reserves the right to refuse to accept delivery of Financial Assets or Cash in countries and jurisdictions other than those referred to in Schedule 1 to this Agreement, as in effect from time to time.

         (b) The Custodian will not follow an Instruction from Customer to hold Financial Assets with, or have them registered or recorded in the name of, any person not approved by the Collateral Agent in writing.

2.15     FOREIGN EXCHANGE TRANSACTIONS.

         To facilitate the administration of Customer's trading and investment activity, the Custodian may, but will not be obliged to, enter into spot or forward foreign exchange contracts with Customer, and may also provide foreign exchange contracts and facilities through its Affiliates or Subcustodians. Instructions, including standing Instructions, may be issued with respect to such contracts, but the Custodian may establish rules or limitations concerning any foreign exchange facility made available. In all cases where the Custodian, its Affiliates or Subcustodians enter into a master foreign exchange contract that covers foreign exchange transactions for the Included Accounts, the terms and conditions of that foreign exchange contract and, to the extent not inconsistent, this Agreement, will apply to such transactions.


2.16     COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 17F-5.

         (a) Customer's Board of Directors hereby delegates to the Custodian, and, except as to the country or countries as to which the Custodian may, from time to time, advise Customer that it does not accept such delegation, the Custodian hereby accepts the delegation to it, of the obligation to perform as Customer's Foreign Custody Manager including for the purposes of: (i) selecting Eligible Foreign Custodians or that have otherwise been exempted pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") to hold foreign Financial Assets and Cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in Rule 17f-5(c)(2)), (iii) monitoring such foreign custody arrangements (as set forth in Rule 17f-5(c)(3)).

         (b)      In connection with the foregoing, the Custodian shall:

                  (i) provide written reports notifying Customer's Board of Directors of the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board of Directors at such times as the Board of Directors deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided not less than quarterly with respect to the placement of Financial Assets and Cash with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

                  (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of foreign Financial Assets and Cash would exercise;

                  (iii) in selecting an Eligible Foreign Custodian, first have determined that foreign Financial Assets and Cash placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Financial Assets and Cash, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv);

                  (iv) determine that the written contract with an Eligible Foreign Custodian requires that the Eligible Foreign Custodian shall provide reasonable care for foreign Financial Assets and Cash based on the standards applicable to custodians in the relevant market; and

                  (v) have established a system to monitor the continued appropriateness of maintaining foreign Financial Assets and Cash with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that the Custodian shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford foreign Financial Assets and Cash reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, the Custodian shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected foreign Financial Assets and Cash.

Subject to (b)(i)-(v) above, the Custodian is hereby authorized to place and maintain foreign Financial Assets and Cash on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by the Custodian.

         (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of foreign Financial Assets and Cash hereunder complies with the rules, regulations, interpretations and exemptive orders as promulgated by or under the authority of the SEC.

         (d) The Custodian represents to Customer that it is a "U.S. Bank" as defined in Rule 17f-5(a)(7). Customer represents to the Custodian that: (i) the foreign Financial Assets and Cash being placed and maintained in the Custodian's custody are subject to the Investment Company Act; and (ii) its Board of Directors: (A) has determined that it is reasonable to rely on the Custodian to perform as Customer's Foreign Custody Manager or (B) its investment adviser shall have determined that Customer may maintain foreign Financial Assets and Cash in each country in which Customer's Financial Assets and Cash shall be held hereunder and determined to accept Country Risk. Nothing contained herein shall require the Custodian to make any selection or to engage in any monitoring on behalf of Customer that would entail consideration of Country Risk.

         (e) The Custodian shall provide to Customer such information relating to Country Risk as is specified in Appendix 1 hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) the Custodian has gathered the information from sources it considers reliable, but that the Custodian shall have no responsibility for inaccuracies or incomplete information.

2.17     COMPLIANCE WITH RULE 17F-7.

         (a) The Custodian shall, for consideration by Customer, provide an analysis of the custody risks associated with maintaining Customer's foreign Financial Assets with each Eligible Securities Depository used by the Custodian as of the date hereof (or, in the case of an Eligible Securities Depository not used by the Custodian as of the date hereof, prior to the initial placement of Customer's foreign Financial Assets at such Securities Depository) and at which any foreign Financial Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at the Custodian's Website. In connection with the foregoing, Customer shall notify the Custodian of any Eligible Securities Depositories at which it does not choose to have its foreign Financial Assets held. The Custodian shall monitor the custody risks associated with maintaining Customer's foreign Financial Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

         (b) The Custodian shall exercise reasonable care and diligence in performing the requirements set forth in Section 2.17(a) above.

         (c) Eligible Securities Depositories used by the Custodian as of the date hereof are set forth in Schedule 2 hereto, and as the same may be amended on notice to Customer from time to time. Based on the information available to it in the exercise of diligence, the Custodian shall determine the eligibility under Rule 17f-7 of each depository before including it on Schedule 2 hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible.

                            3.       INSTRUCTIONS

3.1      INSTRUCTIONS; UNCLEAR INSTRUCTIONS.

         (a) Customer authorizes the Custodian to accept and act upon any Instructions received by it from any Instructing Party without inquiry. Customer will indemnify the Custodian Indemnitees against, and hold each of them harmless from, any Liabilities that may be imposed on, incurred by, or asserted against the Custodian Indemnitees as a result of any action or omission taken in accordance with any Instructions or other directions upon which the Custodian is authorized to rely under the terms of this Agreement. Subject to Section 3.1(b) below, the Custodian shall be entitled to follow the Instructions of the Instructing Party with respect to any payment or disbursements of funds, or release or delivery of Account Property from any Included Account without liability on its part and without any obligation or duty to inquire into, investigate, monitor or otherwise determine compliance with the applicable terms, restrictions, limitations or requirements of any other Transaction
Document, including, without limitation, applicable terms of the Pledge Agreement, the Indenture or the Operating Agreement, and shall not otherwise have any duty to monitor, determine, inquire as to or ascertain the compliance by Customer (or any other party) with respect to any of the Transaction Documents.

         (b) Notwithstanding any term of Section 3.1(a) to the contrary, during any Suspension Period (other than any Suspension Period occurring as a result of the delivery of a Liquidation Notice), Customer shall continue to be entitled to instruct the Custodian (as Instructing Party), and the Custodian shall continue to follow such Instructions, with respect to the Custodial Account, except that:

                  (i) any Instruction by Customer to release, deliver, sell or otherwise dispose of Account Property, shall be accompanied by written evidence acceptable to the Custodian (at its option and on which it may conclusively rely) of the consent or approval by the Controlling Class, the Controlling Class Representative or the Collateral Agent; or, if not accompanied by such consent, the Custodian shall promptly give written notice to the Collateral Agent and if within three Business Days of the Collateral Agent's receipt of such notice (or, if such Instruction is accompanied by a certificate of an Authorized Person to the effect that such Account Property has a Market Value of $12,000,000 or less, on which the Custodian may conclusively rely, within two Business Days of the Collateral receipt of such notice), the Custodian shall not have received written objection thereto from the Collateral Agent, it shall follow such Instruction of Customer provided, that the foregoing shall not apply to (A) sales or dispositions of Account Property to the extent such sales and dispositions do not exceed $4,000,000 in the aggregate during the existence of such Suspension Period, or (B) sales or dispositions the proceeds of which are to be used to cure or assist in curing any Over-Collateralization Test Deficiency or Event of Default, to pay Secured Obligations then due and payable or to make distributions in respect of Preferred Shares that are then due and payable and then permitted to be paid in accordance with the Indenture;

                  (ii) any Instructions by Customer to release or deliver any Account Property (including Cash) for the purpose of purchasing or acquiring any Account Property other than Cash Equivalents shall be accompanied by written evidence acceptable to the Custodian (at its option and on which it conclusively may rely) of the prior written consent of the Controlling Class or the Controlling Class Representative; provided, further, that Customer may, upon prompt written notice to the Representatives and the Custodian (with a copy to the Collateral Agent), (1) purchase a Fund Investment if, as certified by Customer to the Collateral Agent (A) such Fund Investment will be added to the Collateral,
                           (B) such purchase is for
                           an amount, as reasonably determined by Customer, which is not more than the fair market value of such Fund Investment as of such date or as of the date of the commitment by Customer to make such purchase and
                           (C) the commitment for such purchase existed prior to the receipt of such Notice of Suspension and (2) direct the Custodian to transfer amounts from the Custodial Account to satisfy any pre-existing funding obligation of Customer under any Fund Investment.; and

                  (iii) during any Suspension Period occurring as a result of the delivery of a Liquidation Notice, the Custodian shall (A) not follow any directions regarding the funds or other property on deposit in the Custodial Account from Customer and (B) take all reasonable actions to assist the Collateral Agent in a foreclosure and enforcement in the manner set forth herein, including, without limitation, the prompt transfer to the Collateral Agent from time to time at its request of all funds in the Custodial Account and of all proceeds and products of the Collateral.

         (c) Unless otherwise expressly provided, all Instructions will continue in full force and effect until canceled or superseded.

         (d) The Custodian may (in its sole discretion and without affecting any part of this Section 3.1) seek clarification or confirmation of an Instruction from the Instructing Party and may decline to act upon an Instruction if it does not receive clarification or confirmation satisfactory to it. The Custodian will not be liable for any loss arising from any delay while it seeks such clarification or confirmation. Notwithstanding anything to the contrary contained herein, during any Suspension Period, the Custodian shall have the right to refrain from taking any Instructions from the Instructing Party unless the Custodian shall have reasonably determined that (i) it will be compensated for its services rendered hereunder at the times and in the amounts agreed to in accordance with Section 4.1 hereof, with any past due amounts being paid upon demand, and (ii) it is and shall be adequately indemnified for any and all liabilities, losses, damages, costs, expenses and claims in connection with the performance of its duties hereunder, upon terms and conditions substantially similar to those terms and conditions set forth herein, by Customer.

         (e) In executing or paying a payment order the Custodian may rely upon the identifying number (e.g. Fedwire routing number or account) of any party as instructed in the payment order. Customer assumes full responsibility for any inconsistency between the name and identifying number of any party in payment orders issued to the Custodian in Customer's name.

3.2      CONFIRMATION OF ORAL INSTRUCTIONS/ SECURITY DEVICES.

         Any Instructions delivered to the Custodian by telephone will promptly thereafter be confirmed in writing by an Authorized Person. Each confirmation is to be clearly marked "Confirmation." The Custodian will not be liable for having followed such Instructions notwithstanding the failure of an Authorized Person to send such confirmation in writing or the failure of such confirmation to conform to the telephone Instructions received. Any party hereto may record any of their telephonic communications. Customer will comply with any security procedures reasonably required by the Custodian from time to time with respect to verification of Instructions. Customer will be responsible for safeguarding any test keys, identification codes or other security devices that the Custodian will make available to Customer or any Authorized Person.

3.3      INSTRUCTIONS FROM INVESTMENT MANAGER.

         All actions that Customer is permitted or required to take in accordance with the terms hereof (including, without limitations, providing any notices to any Person or giving Instructions to the Custodian in accordance with the terms hereof) may be taken by the Investment Manager on behalf of Customer.

3.4      CERTIFICATE OF AUTHORIZED PERSONS.

         Substantially contemporaneously with the execution and delivery of this Agreement, Customer shall provide to the Custodian a Certificate of Authorized Persons, which may be changed or altered from time to time by delivery of a subsequent Certificate of Authorized Persons (from any Authorized Person), upon which the Custodian shall be entitled to rely conclusively. Customer agrees to furnish to the Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, the Custodian shall be fully protected in acting upon Instructions of such present Authorized Persons.

3.5      INSTRUCTIONS; CONTRARY TO LAW/MARKET PRACTICE.

         The Custodian need not act upon Instructions which it reasonably believes to be contrary to law or regulation, but the Custodian will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice.

3.6      CUT-OFF TIMES.

         The Custodian has established cut-off times for receipt of some categories of Instruction, which will be made available to Customer. If the Custodian receives an Instruction after its established cut-off time, the Custodian will attempt to act upon the Instruction on the day requested if the Custodian deems it practicable to do so or otherwise as soon as practicable on the next business day.

3.7      SPECIAL PROVISIONS RELATING TO BANK LOANS.

         (a) In the case of any Bank Loan that is to be delivered, assigned or transferred to the Custodian, Customer shall deliver to the Custodian, for the benefit of the Collateral Agent, as soon as practicable: (i) a copy of all documents evidencing the purchase or acquisition of the Bank Loan by Customer; and (ii) all originals of any promissory notes or participation certificates issued to, or held by Customer, representing such Bank Loan.

         (b) Promptly after each determination by Customer to purchase a Bank Loan, Customer shall deliver to the Custodian at least two Business Days before the settlement date for such purchase Instructions specifying with respect to such purchase: (i) the particular Bank Loan purchased, including, where available, any CUSIP number, the facility amount, the date of such Bank Loan, and such other information as the Custodian may reasonably require to identify the particular Bank Loan; (ii) whether such purchase is to be accomplished pursuant to an Assignment Agreement or a Participation Agreement; (iii) the settlement date for such purchase; (iv) the total amount payable upon such purchase, including any assignment fee and/or any processing fee, and the institutions to which such amounts are to be paid; (v) the name of the financial institution from whom the purchase was made and (vi) the name of the financial institution from whom the Loan Documents are to be received by the Custodian. The Custodian shall pay to the financial institution specified in the Instructions out of the money held hereunder for the amounts payable as set forth in such Instructions and such payment shall be made without delivery to the Custodian of (A) a copy of an executed Assignment Agreement in favor of Customer and any related promissory note delivered to the Custodian in connection therewith; (B) a copy of an executed Participation Agreement in favor of Customer, or (C) any promissory note or copies of Loan Documents. In the event Instructions described in the first sentence of this sub-section are received on the settlement date, the Custodian shall use commercially reasonable efforts to settle the purchase on such settlement date, but shall not be liable for a failure to do so.

         (c) Promptly after each determination by Customer to sell a Bank Loan, Customer shall deliver to the Custodian at least two Business Days before the settlement date for such sale Instructions specifying with respect to such sale: (i) the particular Bank Loan sold, including, where available, any CUSIP number, the facility amount, the date of such Bank Loan, and such other information as the Custodian may reasonably require to identify the particular Bank Loan; (ii) the amount of such sale; (iii) whether such sale is to be accomplished by an Assignment Agreement or a Participation Agreement; (iv) the settlement date for such sale; (v) the total amount payable upon such sale; (vi) the name of the financial institution to whom the sale was made; and (vii) the amount of fees or charges, if any, to be paid by Customer in connection with such sale, and the financial institutions to whom the same are to be paid. Upon receipt of the total amount payable upon such sale, provided the same conforms to the total amount payable as set forth in such Instructions, the Custodian shall arrange for the delivery of any promissory note (or in the case of a sale of less than all of the Bank Loan accomplished by an Assignment Agreement, a portion thereof) held by the Custodian and an executed Assignment Agreement or Participation Agreement prepared by Customer, whichever is indicated in the Instructions, to the financial institution specified in the Instructions. In the event the Instructions described in the first sentence of this sub-section are received on the settlement date, the Custodian shall use commercially reasonable efforts to settle the sale on such settlement date, but shall not be liable for a failure to do so.

         (d) Promptly after any determination by Customer to make a disbursement pursuant to a borrowing request with respect to a Bank Loan acquired through an assignment or purchase of a participation, Customer shall deliver to the Custodian, prior to noon New York City time on the date on which such disbursement is to be made, Instructions specifying with respect to such disbursement; (i) the dollar amount to be disbursed; (ii) the name of the person or financial institution to whom such disbursement is to be made; and (iii) and the date on which such disbursement is to be made. The Custodian shall make such disbursement of the amount set forth in the Instructions out of funds held in the Custodial Account on the dates specified in the Instructions. In the event the Instructions described in the first sentence of this sub-section are received on the date specified therein on which the disbursement is to be made after noon New

York City time, the Custodian shall use commercially reasonable efforts to make such disbursement on such date, but shall not be liable for a failure to do so.

         (e) Whenever a payment of interest or principal or any other payment is due to Customer in connection with a Bank Loan held hereunder, the Custodian shall accept payment of such amount and hold the same hereunder. If any such amount is not timely received the Custodian shall, at the cost and expense of Customer, take such action as it deems commercially reasonable to effect collection. In the case of any payment with respect to which Customer wishes to disburse a portion thereof to another financial or other institution, the Custodian shall make such disbursement out of the moneys held hereunder upon receipt of Instructions specifying: (i) the dollar amount of such disbursement; and (ii) the date on which such disbursement is to be made.

         (f) The Custodian shall act as custodian of copies of the Loan Documents, Assignment Agreements, and Participation Agreements, together with any related original promissory notes delivered to the Custodian hereunder, but only when, as and if the same are delivered to and actually received by the Custodian.

         (g) The Custodian shall forward to Customer all information, notices, or documents that it may receive with respect to a Bank Loan from time to time, including, without limitation, borrowing requests or disbursement notices, unless the Custodian reasonably believes Customer has received the same. With respect to any borrowing request, disbursement notice, or similar document, the Custodian shall act only upon timely Instructions of Customer, and shall have no liability or responsibility for any representations in such request or for any similar representations in any of the Loan Documents, shall have no duty to make any investigation, and shall have no notice of any event of default or failure of a condition precedent, and shall not be required to determine, or make any inquiry with respect to, the use Customer intends to make of any disbursement. All such determinations shall be made by Customer. In connection with any roll-over notice, notice of conversion, or interest-rate election request, or similar notice, the Custodian shall upon receipt of notice from agent banks make appropriate entries in its books and records.

         (h) Notwithstanding any other provision to the contrary, when the Custodian is instructed to make payment for a purchase of a Bank Loan, whether such purchase is accomplished by an Assignment Agreement or a Participation Agreement, such payment will be made against delivery to the Custodian of copies of an Assignment Agreement, Participation Agreement, Loan Documents or any original promissory note. Customer assumes all responsibility and liability for all risks involved in connection with the Custodian's making such payment and for any failure of the foregoing to be delivered to the Custodian at the time of such payment or any time thereafter.

         (i) Notwithstanding any other provision contained in this Agreement, the Custodian shall not be liable for any loss or damage, including counsel fees, resulting from its actions or omissions to act with respect to Bank Loans, except for any loss or damage arising out of its own gross negligence or willful misconduct with respect to its express duties. In no event shall the Custodian be liable to Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with Bank Loans, even if previously informed of the possibility of such damages and regardless of the form of action. Customer agrees to indemnify the Custodian against, and save the Custodian harmless from, all liability, claims, losses and demands whatsoever, including reasonable counsel fees, however arising or incurred because of or in connection with the actions or omissions to act of the Custodian with respect to Bank Loans, except to the extent the same constitutes direct money damages arising out of Custodian's own gross negligence or willful misconduct.

         (j) The procedures described in this Section 3.7 may be revised and supplemented from time to time with the written consent of all of the parties to this Agreement. The parties agree to negotiate in good faith such revisions and supplements as may be reasonable or necessary to enable Customer to continue to acquire Bank Loans and the Custodian to hold them for the benefit of the Collateral Agent.

         (k) The Custodian shall have no obligation or duty to take any action to vote upon, consent to or approve, or otherwise take or exercise any action upon any request, notice or solicitation from the issuer (or agent on behalf of the issuer) of, or similar matter with respect to, any Account Property, such as, without limitation, any proposed reorganization, amendment, modification, extension, conversion, consolidation, tender offer or exchange offer or similar matter, or otherwise to preserve rights against minor parties, absent Instruction from the Instructing Party; and the Custodian shall have no duty or obligation to evaluate or render advice to the Instructing Party with regard to any such matter. It is acknowledged that the Collateral Agent shall have no obligation or duty to take any action to give instructions or directions, consent to or approve, waive, or take or exercise any action hereunder without instructions or directions from the Controlling Class or the Controlling Class Representative.

3.8      SPECIAL PROVISIONS RELATING TO TRADE PAYABLES.

         (a) With respect to any Trade Payable to be transferred to the Custodial Account, at the time of settlement, Customer shall send the Custodian a notice describing such Trade Payable and a copy of any documents evidencing its purchase thereof and shall thereafter promptly forward the items specified in clause (b) or (c) below after its receipt thereof.

         (b) With respect to any Trade Payable to be transferred to the Custodial Account, Customer shall deliver to the Custodian a Documentation Package containing all Chattel Paper, if any, constituting such Pledged Trade Payable.

         (c) With respect to any Trade Payable transferred to the Custodial Account as to which the account debtor or obligor thereunder has filed or subsequently files for protection under the federal Bankruptcy Code, in addition to the foregoing actions, the Party In Interest shall file a proof of claim setting forth the terms of the pledge in accordance with Rule 3001(o)(3) of the Federal Rules of Bankruptcy Procedure. With respect to any Trade Payable purchased or acquired by Customer after a proof of claim against the account debtor or obligor thereunder has already been filed, Customer hereby waives its rights to object to any evidence of the terms of the pledge thereof filed by the Collateral Agent or the Custodian in accordance with Rule 3001(e)(4) of the Federal Rules of Bankruptcy Procedure, provided that the terms of such filing are consistent with, and do not violate any provision of the Indenture, this Agreement or the Pledge Agreement. To the extent that the terms of such filing are inconsistent with, or violate any provision of the Indenture, this Agreement or the Pledge Agreement, Customer retains, and does not waive, its right to object to any filing made by the Collateral Agent or the Custodian under Rule 3001(a)(4) of the Federal Rules of Bankruptcy Procedure.

3.9      SPECIAL PROVISIONS RELATING TO SHORT SALES.

         (a) Promptly after Customer makes any short sale of any Security, Customer shall promptly deliver to the Custodian a certificate signed by an Authorized Officer specifying: (i) the name of the issuer and the title of the Security; (ii) the number of shares or principal amount sold, and accrued interests or dividends, if any; (iii) the dates of the sale and settlement; (iv) the sale price per unit; (v) the total amount credited to Customer upon such sale, if any; (vi) the amount of Cash and/or kind of Securities, if any, which are to be deposited in a Short Sale Broker Account and the name in which such Short Sale Broker Account has been or is to be established; (vii) the amount of Cash and/or the amount and kind of Securities, if any, to be deposited in a Short Sale Customer Account; and (viii) the name of the broker through whom such short sale was made. The Custodian shall, upon its receipt of a statement from such broker confirming such sale and the total amount credited to Customer upon such sale, if any, as specified in such certificate is held by such broker for the account of the Custodian (or any nominee of the Custodian) as custodian for Customer, issue a receipt or make the deposits into such Short Sale Broker Account and such Short Sale Customer Account specified in such certificate.

         (b) In connection with the closing-out of any short sale, Customer shall promptly deliver to the Custodian a certificate of an Authorized Person specifying with respect to each such closing-out: (i) the name of the issuer and the title of the Security; (ii) the number of shares or the principal amount, and accrued interest or dividends, if any, required to effect such closing -out to be delivered to the broker; (iii) the dates of closing-out and settlement;
(iv) the purchase price per unit; (v) the net total amount payable to Customer upon such closing-out; (vi) the net total amount payable to the broker upon such closing-out; (vii) the amount of Cash and the amount and kind of Securities to be withdrawn, if any, from any Short Sale Broker Account; (viii) the amount of Cash and/or the amount and kind of Securities, if any, to be withdrawn from any Short Sale Customer Account; and (ix) the name of the broker through whom Customer is effecting such closing-out. The Custodian shall, upon receipt of the net total amount payable to Customer upon such closing-out, and the return and/or cancellation of the receipts, if any, issued by the Custodian with respect to the short sale being closed-out, pay out of the moneys held for the account of Customer to the broker the net total amount payable to the broker, and make the withdrawals from the applicable Short Sale Broker Account and Short Sale Customer Account, as the same are specified in such certificate.

       4.       FEES, EXPENSES AND OTHER AMOUNTS OWING TO THE CUSTODIAN

4.1      FEES AND EXPENSES.

         Customer will pay the Custodian for its services hereunder the fees set forth in Schedule 3 hereto and such other amounts as may be agreed upon in writing from time to time, together with the Custodian's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees and tax or related fees incidental to processing by governmental authorities, issuers, or their agents. Subject to Section 4.3, Customer authorizes the Custodian to deduct amounts owing to it from any Included Account, for any such fees or expenses from time to time in arrears. The Custodian may increase such fees by not less than thirty days' notice in writing to Customer. Without prejudice to the Custodian's other rights, the Custodian reserves the right to charge interest on overdue amounts from the due date until actual payment at such rate as the Custodian may reasonably determine.

4.2      OVERDRAFTS.

         If a debit to any currency in the Custodial Account results (or will result) in a debit balance, then the Custodian may, in its discretion, (i) refuse to settle in whole or in part the transaction causing such debit balance or (ii) if any such transaction is posted to any Included Account, reverse any such posting. If there is an overdraft in any account it will be considered an advance and the advance will be deemed a loan to Customer, payable on demand, bearing interest at the applicable rate charged by the Custodian from time to time, for such overdrafts, from the date of such advance to the date of payment (both after as well as before judgment) and otherwise on the terms on which the Custodian makes similar overdrafts available from time to time. No prior action or course of dealing on the Custodian's part with respect to the settlement of transactions on Customer's behalf will be asserted by Customer against the Custodian for the Custodian's refusal to make advances to any Included Account or to settle any transaction for which Customer does not have sufficient available funds in the applicable currency in the Custodial Account.

4.3      CUSTODIAN'S RIGHT OVER SECURITIES; SET-OFF.

         (a) Customer grants the Custodian a security interest in and a lien on the Financial Assets held in each Included Account as security for (i) all amounts due to the Custodian in respect of customary fees and expenses for the routine maintenance and operation of Custodial Account and the Escrow Account including without limitation, amounts advanced on settlement of Financial Assets purchases and sales, and (ii) the face amount of any checks which have been credited to a Custodial Account or the Escrow Account but are subsequently returned unpaid because of uncollected or insufficient funds.

         (b) Notwithstanding anything to the contrary herein, the Custodian agrees that Financial Assets, Cash and other items credited to the Custodial Account and the Escrow Account will not be subject to deduction, set-off, recoupment, banker's lien, or any other right in favor of any Person other than the Collateral Agent under the Pledge Agreement; provided, however, the Custodian may set off (i) all amounts due to the Custodian in respect of customary fees and expenses for the routine maintenance and operation of Custodial Account and the Escrow Account including without limitation, amounts advanced on settlement of Financial Assets purchases and sales, and (ii) the face amount of any checks which have been credited to a Custodial Account or the Escrow Account but are subsequently returned unpaid because of uncollected or insufficient funds.

       5.       SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1      APPOINTMENT OF SUBCUSTODIANS; USE OF SECURITIES DEPOSITORIES.

         (a) The Custodian is authorized under this Agreement to act through and hold Customer's Financial Assets with subcustodians, being at the date of this Agreement the entities listed in Schedule 1 and/or such other entities as the Custodian may appoint as subcustodians (including each Person identified in Section 5.1(d), "SUBCUSTODIANS"). The Custodian will use reasonable skill, care and diligence in the selection and continued appointment of such Subcustodians. At the request of Customer, the Custodian may, but need not, add to Schedule 1 an Eligible Foreign Custodian where the Custodian has not acted as Foreign Custody Manager with respect to the selection thereof. The Custodian shall notify Customer in the event that it elects to add any such entity. In addition, the Custodian and each Subcustodian may deposit Financial Assets with, and hold Financial Assets in, any securities depository, settlement system, dematerialized book entry system or similar system (including each Person identified in Section 5.1(e) and Section 5.1(f), together a "SECURITIES DEPOSITORY") on such terms as such systems customarily operate and Customer will provide the Custodian with such documentation or acknowledgements that the Custodian may require to hold the Financial Assets in such systems.

         (b) Any agreement the Custodian enters into with a Subcustodian for holding the Custodian's customers' assets will provide that such assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim for payment for their safe custody or administration, or, in the case of Cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar law, and that the beneficial ownership thereof will be freely transferable without the payment of money or value other than for safe custody or administration. Where a Subcustodian deposits Securities with a Securities Depository, the Custodian will cause the Subcustodian to identify on its records as belonging to the Custodian, as agent, the Securities shown on the Subcustodian's account at such Securities Depository.

         (c) The Custodian will not be liable for any act or omission by (or the insolvency of) any Securities Depository. In the event Customer incurs a loss due to the negligence, willful misconduct, or insolvency of a Securities Depository, the Custodian will make reasonable endeavors, in its discretion, to seek recovery from the Securities Depository, but the Custodian will not be obligated to institute legal proceedings, file a proof claim in any insolvency proceeding, or take any similar action.

         (d) The term "Subcustodian" as used herein shall include the following:

                  (i)      an "Eligible  Foreign  Custodian,"  which shall mean:
                           (A) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (B) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

                  (ii)     For purposes of clarity, it is agreed that as used in
                           Section 5.2(a), the term Subcustodian shall not include any Eligible Foreign Custodian as to which the Custodian has not acted as Foreign Custody Manager.

         (e) The term "securities depository" as used herein when referring to a securities depository located outside the U.S. shall mean an "Eligible Securities Depository" which, in turn, shall have the same meaning as in Rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt pursuant to an SEC exemptive order; provided that, prior to the compliance date with Rule 17f-7 for a particular securities depository the term "securities depositories" shall be as defined in
(a)(1)(ii)-(iii) of the 1997 amendments to Rule 17f-5.

         (f) The term "securities depository" as used herein when referring to a securities depository located in the U.S. shall mean a "securities depository" as defined in Rule 17f-4(a).

5.2      LIABILITY FOR SUBCUSTODIANS.

         (a) Subject to Section 7.1(b), the Custodian will be liable for direct losses incurred by Customer that result from:

                  (i) the failure by a Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in the relevant market or from the fraud or willful misconduct of such Subcustodian in the provision of custodial services by it; or

                  (ii)     the insolvency of any Affiliated Subcustodian.

         (b) Subject to Section 5.1(a) and the Custodian's duty to use reasonable care in satisfying itself as to the ongoing suitability of the Subcustodian to provide custodial services to the Customer, including making periodic inquiries as necessary to confirm that the obligations of the Subcustodians continue to be completely discharged, and in the monitoring of a Subcustodian's financial condition as reflected in its published financial statements and other publicly available financial information concerning it customarily reviewed by the Custodian in its oversight process, the Custodian will not be responsible for the insolvency of any Subcustodian which is not a branch or an Affiliated Subcustodian.

         (c) The Custodian reserves the right to add, replace or remove Subcustodians. The Custodian will give prompt notice of any such action, which will be advance notice if practicable. Upon request by Customer, the Custodian will identify the name, address and principal place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3      USE OF AGENTS.

         (a) The Custodian may provide certain services under this Agreement through third parties, which may be Affiliates. Except to the extent provided in Section 5.2 with respect to Subcustodians, the Custodian will not be responsible for any loss as a result of a failure by any broker or any other third party that it selects and retains using reasonable care to provide ancillary services that it may not customarily provide itself, including, without limitation, delivery services and providers of information regarding matters such as pricing, proxy voting, corporate actions and class action litigation. Nevertheless, the Custodian will be liable for the performance of any such broker selected by the Custodian that is an Affiliate to the same extent as the Custodian would have been liable if it performed such services itself.

         (b) In the case of the sale under Section 2 of a fractional interest (or in other cases where Customer has requested the Custodian to arrange for execution of a trade) the Custodian may place trades with a broker which is an Affiliate to the extent that the Custodian has established a program for such trading with such Affiliate. An affiliated broker may charge its customary commission (or retain its customary spread) with respect to any such transaction.

            6.       ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1      REPRESENTATIONS AND WARRANTIES.

         (a) Customer represents and warrants that (i) it has full authority and power, and has obtained all necessary authorizations and consents, to deposit and control the Financial Assets and Cash in each Included Account, to use the Custodian as its custodian in accordance with the terms of this Agreement, to borrow money or otherwise incur indebtedness as contemplated by this Agreement, and to enter into foreign exchange transactions; (ii) assuming execution and delivery of this Agreement by the Custodian and the Collateral Agent, this Agreement is Customer's legal, valid and binding obligation, enforceable in accordance with its terms and it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement (iii) it has not relied on any oral or written representation made by the Custodian or any Person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of the Custodian; and (iv) it is a resident of the United States and shall notify the Custodian of any changes in residency.

         (b) The Collateral Agent represents and warrants that (i) assuming execution and delivery of this Agreement by Customer and the Custodian, this Agreement is the Collateral Agent's legal, valid and binding obligation, enforceable in accordance with its terms and the terms of the Pledge Agreement and (ii) pursuant to the Pledge Agreement, it has full power and authority to enter into and has taken all necessary action to execute this Agreement.

         (c) The Custodian represents and warrants that (i) assuming execution and delivery of this Agreement by Customer and the Collateral Agent, this Agreement is the Custodian's legal, valid and binding obligation, enforceable in accordance with its terms and (ii) it has full power and authority to enter into and has taken all necessary corporate action to authorize the execution of this Agreement.

         (d) The Custodian may rely upon the above or the certification of such other facts as may be required to administer the Custodian's obligations hereunder.

6.2      CUSTOMER TO PROVIDE CERTAIN INFORMATION TO THE CUSTODIAN.

         Upon request, Customer will promptly provide to the Custodian such information about itself and its financial status as the Custodian may reasonably request, including Customer's organizational documents and its current audited and unaudited financial statements.


6.3      CUSTOMER IS LIABLE TO THE CUSTODIAN EVEN IF IT IS ACTING FOR ANOTHER
         PERSON.

         If Customer is acting as an agent for a disclosed or undisclosed principal in respect of any transaction, Cash, or Financial Asset, the Custodian nevertheless will treat Customer as its principal for all purposes under this Agreement. In this regard, Customer will be liable to the Custodian as a principal in respect of any transactions relating to any Included Account. The foregoing will not affect any rights the Custodian might have against Customer's principal.

              7.       WHEN THE CUSTODIAN IS LIABLE TO CUSTOMER

7.1      STANDARD OF CARE; LIABILITY.

         (a) The Custodian will use reasonable care in performing its obligations under this Agreement. The Custodian will not be in violation of this Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

         (b) The Custodian will be liable for Customer's or the Collateral Agent's direct damages to the extent they result from the Custodian's gross negligence, fraud or willful misconduct in performing its duties as set out in this Agreement and to the extent provided in Section 5.2(a). Nevertheless, under no circumstances will the Custodian be liable for any indirect, incidental, consequential or special damages (including, without limitation, lost profits) of any form incurred by any person or entity, whether or not foreseeable and regardless of the type of action in which such a claim may be brought, with respect to any Included Account, the Custodian's performance hereunder, or the Custodian's role as custodian.

         (c) Customer will indemnify the Custodian Indemnitees against, and hold them harmless from, any Liabilities that may be imposed on, incurred by or asserted against any of the Custodian Indemnitees in connection with or arising out of (i) the Custodian's performance under this Agreement, provided the Custodian Indemnitees have not acted with gross negligence or engaged in fraud or willful misconduct in connection with the Liabilities in question or (ii) any Custodian Indemnitee's status as a holder of record of Customer's Financial Assets. Nevertheless, Customer will not be obligated to indemnify any Custodian Indemnitee under the preceding sentence with respect to any Liability for which the Custodian is liable under Section 5.2 of this Agreement.

         (d)      Without  limiting   Subsections  7.1  (a),  (b)  or  (c),  the
Custodian will have no duty or responsibility to: (i) question Instructions or make any suggestions to Customer or an

Authorized Person regarding such Instructions; (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets; (iii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security other than as expressly provided in this Agreement; (iv) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which the Custodian is instructed to deliver Financial Assets or Cash; or (v) review or reconcile trade confirmations received from brokers (and Customer or its Authorized Persons issuing Instructions will bear any responsibility to review such confirmations against Instructions issued to and Statements of Account issued by the Custodian).

7.2      FORCE MAJEURE.

         The Custodian will maintain and update from time-to-time business continuation and disaster recovery procedures with respect to its global custody business that it determines from time to time meet reasonable commercial standards. The Custodian will have no liability, however, for any damage, loss, expense or liability of any nature that Customer may suffer or incur, caused by an act of God, fire, flood, civil or labor disturbance, war, terrorism, act of any governmental authority or other act or threat of any authority (de jure or de facto), legal constraint, fraud or forgery, malfunction of equipment or software (except where such malfunction is primarily attributable to the Custodian's negligence in maintaining the equipment or software), failure of or the effect of rules or operations of any external funds transfer system, inability to obtain or interruption of external communications facilities, or any cause beyond the reasonable control of the Custodian (including without limitation, the non-availability of appropriate foreign exchange).

7.3      THE CUSTODIAN MAY CONSULT WITH COUNSEL.

         The Custodian will be entitled to rely on, and may act upon the advice of professional advisers in relation to matters of law, regulation or market practice (which may be the professional advisers of Customer), and will not be liable to Customer for any action taken or omitted pursuant to such advice.


7.4 THE CUSTODIAN PROVIDES DIVERSE FINANCIAL SERVICES AND MAY GENERATE PROFITS AS A RESULT.

         Customer acknowledges that the Custodian or its Affiliates may have a material interest in transactions entered into by Customer with respect to any Included Account or that circumstances are such that the Custodian may have a potential conflict of duty or interest. For example, the Custodian or its Affiliates may act as a market maker in the Financial Assets to which Instructions relate, provide brokerage services to other customers, act as financial adviser to the issuer of such Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of the Financial Assets, or earn profits from any of these activities. Customer further acknowledges that the Custodian or its Affiliates may be in possession of information tending to show that the Instructions received may not be in the best interests of Customer but that the Custodian is not under any duty to disclose any such information.

7.5      KNOWLEDGE OF CUSTODIAN.

         The Custodian shall not be deemed to have notice or knowledge of any matter (including without limitation any event of default or acceleration, or rescission of acceleration) unless an officer of the Custodian assigned to the administration of this Agreement has actual knowledge thereof or unless written notice thereof from Customer or the Collateral Agent is received by the Custodian at the office of the Custodian identified pursuant to Section 10.1 hereof and such notice makes reference to this Agreement.

                                8.       TAXATION

8.1      TAX OBLIGATIONS.

         (a) Customer confirms that the Custodian is authorized to deduct from any Cash received or credited to any Included Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of any Included Account.

         (b) Customer will provide to the Custodian such certifications, documentation, and information as it may require in connection with taxation, and warrants that, when given, this information is true and correct in every respect, not misleading in any way, and contains all material information. Customer undertakes to notify the Custodian immediately if any information requires updating or correcting. The Custodian shall not be liable for any taxes, penalties, interest or additions to tax, payable or paid that result from
(i) the inaccurate completion of documents by Customer or any third party; (ii) provision to the Custodian or a third party of inaccurate or misleading information by Customer or any third party; (iii) the withholding of material information by Customer or any third party; or (iv) as a result of any delay by any revenue authority or any other cause beyond the Custodian's control.

         (c) If the Custodian does not receive appropriate certifications, documentation and information then, as and when appropriate and required, additional tax shall be deducted from all income received in respect of the Financial Assets issued (including, but not limited to, United States non-resident alien tax and/or backup withholding tax).

         (d) Customer will be responsible in all events for the timely payment of all taxes relating to the Financial Assets in any Included Account. Customer will indemnify and hold the Custodian harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from, any delay in, or failure by, the Custodian (i) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or
(ii) to report interest, dividend or other income paid or credited to any Included Account, regardless of the reason for such delay or failure, provided, however, that Customer will not be liable to the Custodian for any penalty or additions to tax due solely as a result of the Custodian's negligent acts or omissions with respect to paying or withholding tax or reporting interest, dividend or other income paid or credited to the Custodial Account.

8.2      TAX RELIEF SERVICES.

         (a) Subject to the provisions of this Section, the Custodian will apply for a reduction of withholding tax and any refund of any tax paid or tax credits in respect of income payments on Financial Assets credited to any Included Account that the Custodian believes may be available. To defray expenses pertaining to nominal tax claims, the Custodian may from time-to-time set minimum thresholds as to a de minimus value of tax reclaims or reduction of withholding which it will pursue in respect of income payments under this section.

         (b) The provision of a tax relief service by the Custodian is conditional upon the Custodian receiving from Customer (i) a declaration of its identity and place of residence and (ii) certain other documentation (pro forma copies of which are available from the Custodian), prior to the receipt of Financial Assets in any Included Account or the payment of income.

         (c) The Custodian will perform tax relief services only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and the Custodian may, by notification in writing, in its absolute discretion, supplement or amend the countries in which the tax relief services are offered. Other than as expressly provided in this Section 8.2, the Custodian will have no responsibility with regard to Customer's tax position or status in any jurisdiction.

         (d) Customer confirms that the Custodian is authorized to disclose any information requested by any revenue authority or any governmental entity in relation to the processing of any tax relief claim.

                              9.       TERMINATION

                  The Custodian or, with the prior written consent of the Collateral Agent and subject to the terms and conditions of the Indenture, Customer may terminate this Agreement on sixty days' written notice to the other parties hereto. If Customer gives notice of termination, it must provide full details of the persons to whom the Custodian must deliver Financial Assets and Cash. If the Custodian gives notice of termination, then Customer must, within sixty days, notify the Custodian of details of its new custodian, failing which the Custodian may elect (at any time after the sixty day notice period) either to retain the Financial Assets and Cash until such details are given, continuing to charge fees due (in which case the Custodian's sole obligation will be for the safekeeping of the Financial Assets and Cash), or deliver the Financial Assets and Cash to the Collateral Agent to hold the same in accordance with the Pledge Agreement. The Custodian will in any event be entitled to deduct any amounts owing to it prior to delivery of the Financial Assets and Cash (and, accordingly, the Custodian will be entitled to sell Financial Assets and apply the sale proceeds in satisfaction of amounts owing to it). Customer will reimburse the Custodian promptly for all out-of-pocket expenses it incurs in delivering Financial Assets upon termination. Termination will not affect any of the liabilities either party owes to the other arising under this Agreement prior to such termination.

                            10.      MISCELLANEOUS

10.1     NOTICES.

         Notices (other than Instructions) will be served by registered mail or hand delivery to the address of the respective parties as set out on the signature pages of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

10.2     SUCCESSORS AND ASSIGNS.

         This Agreement will be binding on each of the parties' successors and assigns, but no party hereto can assign its rights and obligations under this Agreement without the prior written consent of the other parties, which consent will not be unreasonably withheld; provided, however, that the foregoing shall not apply to the assignment of the rights of the Collateral Agent hereunder to a successor collateral agent appointed in accordance with the terms of the Pledge Agreement.

10.3     INTERPRETATION.

         Headings are for convenience only and are not intended to affect interpretation. References to sections are to Sections of this Agreement and references to sub-sections and paragraphs are to sub-sections of the Sections and paragraphs of the sub-sections in which they appear.

10.4     ENTIRE AGREEMENT.

         This Agreement, including the Schedules, any Appendix, and Exhibits (and any separate agreement which the Custodian and Customer may enter into with respect to any Included Account), sets out the entire Agreement between the parties in connection with the subject matter, and this Agreement supersedes any other agreement, statement, or representation relating to custody, whether oral or written. This Agreement may not be amended, nor may any provision hereunder be modified or waived, unless in each case such amendment, modification or waiver is in writing and signed by all of the parties hereto.

10.5     INFORMATION CONCERNING DEPOSITS AT THE CUSTODIAN'S LONDON BRANCH.

         The Financial Services Compensation Scheme (the "FSCS") was created under the Financial Services and Markets Act 2000. The terms of the FSCS offer protection in connection with deposits and investments in the event of the persons to whom the Custodian's London Branch provides services suffering a financial loss as a direct consequence of the Custodian's London Branch being unable to meet any of its liabilities, and subject to the FSCS rules regarding eligible claimants and eligible claims, Customer may have a right to claim compensation from the FSCS. Subject to the terms of the FSCS, the limit on the maximum compensation sum payable by the FSCS in relation to investment business is (pound)48,000 and in relation to deposits is (pound)31,700. A detailed description of the FSCS (including information on how to make a claim, eligibility criteria and the procedures involved) is available from the FSCS who can be contacted at 7th Floor, Lloyds Chambers, Portsoken Street, London, E1 8BN.

10.6     INSURANCE.

         The Custodian will not be required to maintain any insurance coverage for the benefit of Customer.

10.7     GOVERNING LAW AND JURISDICTION.

         This Agreement will be construed, regulated, and administered under the laws of the United States or State of New York, as applicable, without regard to New York's principles regarding conflicts of laws (other than Section 5-1401 of the New York General Obligations Law), except that the foregoing shall not reduce any statutory right to choose New York law or forum. The United States District Court for the Southern District of New York, sitting in the Borough of Manhattan in The City of New York, will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding relating to or arising from this Agreement. If that court lacks federal subject matter jurisdiction, the Supreme Court of the State of New York, New York County will have sole and exclusive jurisdiction. Either of these courts will have proper venue for any such lawsuit or judicial proceeding, and the parties waive any objection to venue or their convenience as a forum. The parties agree to submit to the jurisdiction of any of the courts specified and to accept service of process to vest personal jurisdiction over them in any of these courts. The parties further hereby knowingly, voluntarily and intentionally waive, to the fullest extent permitted by applicable law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions contemplated hereby. To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Customer shall not claim, and it hereby irrevocably waives, such immunity. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be the location of the Custodian as the bank for purposes of Sections 9-301, 9-304 and 9-307 of the UCC and as the securities intermediary for purposes of Sections 9-301 and 9-307 and Section 8-110 of the UCC.

10.8     SEVERABILITY; WAIVER; AND SURVIVAL.

         (a) If one or more provisions of this Agreement are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions will not in any way be affected or impaired.

         (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective unless it is in writing and signed by the party against whom the waiver is to be enforced.

         (c) The Custodian's rights, protections, and remedies under this Agreement shall survive its termination.

10.9     COUNTERPARTS.

         This Agreement may be executed in several counterparts each of which will be deemed to be an original and together will constitute one and the same agreement.

10.10    NO THIRD PARTY BENEFICIARIES.

         A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement.

10.11    LIMITED RECOURSE; NO PETITION.

         (a) The Custodian agrees that no recourse shall be had with respect to any obligation to the Custodian under this Agreement against any past, present or future members, incorporators, directors, officers, partners, employees or securityholders of Customer (collectively, "CUSTOMER CONTROL PERSONS"), and in no event shall any Customer Control Person be held liable, personally or otherwise, with respect to the obligations of Customer hereunder whether by virtue of any statute or rule of law or by the enforcement of any assessment, penalty or otherwise, all such liability being expressly waived and released by the Custodian. The foregoing provision of this Section shall not, in any event, limit the right of any Person to name Customer as a defendant in any action or suit or in the exercise of any other remedy under this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any Customer Control Person.

         (b) Each party hereto (other than Customer) hereby covenants and agrees that, prior to the date which is one year and one day after the satisfaction and discharge of the Indenture and the payment in full of any amounts owed pursuant to the Notes issued thereunder, such Person will not acquiesce, petition or otherwise invoke or cause Customer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Customer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Customer or any substantial part of the property of Customer, or ordering the winding up or liquidation of the affairs of Customer; provided, however, that nothing in this sub-section (b) shall constitute a waiver of any right to indemnification, reimbursement or other payment from Customer pursuant to this Agreement.

                  [Remainder of page intentionally left blank.]

Address:  767 Fifth Avenue, 17th Floor    YORK ENHANCED STRATEGIES FUND, LLC,
          New York, NY 10153              as Customer


                                          By:___________________________________
                                                   Name:
                                                   Title:

Address:  1761 East St. Andrew Place      DEUTSCHE BANK TRUST COMPANY AMERICAS,
          Santa Ana, California 92705     as Collateral Agent
          Attention: CDO Business Unit:
          York Enhanced Strategies
          Fund, LLC                       By:___________________________________
                                                   Name:
                                                   Title:

                                          By:___________________________________
                                                   Name:
                                                   Title:

Address:  600 Travis Street, 50th Floor   JPMORGAN CHASE BANK, NATIONAL
          Houston, Texas 77002            ASSOCIATION,
          Attention: Worldwide            as Custodian
          Securities Services- York
          Enhanced Strategies Fund,       By:___________________________________
          LLC                                      Name:
                                                   Title:

                                   APPENDIX 1

                       INFORMATION REGARDING COUNTRY RISK

         1. To aid Customer in its determinations regarding Country Risk, the Custodian shall furnish annually and upon the initial placing of Financial Assets and Cash into a country the following information (check items applicable):

A        Opinions of local counsel concerning:

___      i.       Whether  applicable  foreign  law would  restrict  the  access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___      ii.      Whether  applicable  foreign  law  would  restrict  Customer's ability to recover its Financial Assets and Cash in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___      iii.     Whether  applicable  foreign  law  would  restrict  Customer's ability to recover Financial Assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.       Written information concerning:

___      i.       The foreseeability of expropriation, nationalization, freezes, or confiscation of Customer's Financial Assets.

___      ii.      Whether  difficulties  in converting  Customer's Cash and Cash
                  Equivalents to U.S. dollars are reasonably foreseeable.

C.       A market report with respect to the following topics:

                  (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) depositories (including depository evaluation), if any.

         2. To aid Customer in monitoring Country Risk, the Custodian shall furnish board the following additional information:

         Market flashes, including with respect to changes in the information in market reports.

                                   SCHEDULE 1

                                  SUBCUSTODIANS

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
-----------------------  ----------------------------------------------  ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank, N.A.**                     Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
-----------------------  ----------------------------------------------  ------------------------------------------------
AUSTRIA                  Bank Austria Creditanstalt AG                   J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
-----------------------  ----------------------------------------------  ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         PO Box 57                                       Manama
                         Manama, 304
                         BAHRAIN
-----------------------  ----------------------------------------------  ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
-----------------------  ----------------------------------------------  ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
-----------------------  ----------------------------------------------  ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
-----------------------  ----------------------------------------------  ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
-----------------------  ----------------------------------------------  ------------------------------------------------
BRAZIL                   Citibank, N.A.                                  Citibank, N.A.
                         Avenida Paulista, 1111                          Sao Paulo
                         Sao Paulo, SP 01311-920
                         BRAZIL

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
-----------------------  ----------------------------------------------  ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
-----------------------  ----------------------------------------------  ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
-----------------------  ----------------------------------------------  ------------------------------------------------
CHILE                    Citibank, N.A.                                  Citibank, N.A
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
-----------------------  ----------------------------------------------  ------------------------------------------------
CHINA - SHANGHAI         The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             New York (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
-----------------------  ----------------------------------------------  ------------------------------------------------
CHINA - SHENZHEN         The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             Hong Kong (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
-----------------------  ----------------------------------------------  ------------------------------------------------
COLOMBIA                 Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                         Calle 12, No. 7-32, Piso 3                      Bogota
                         Bogota
                         COLOMBIA
-----------------------  ----------------------------------------------  ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
-----------------------  ----------------------------------------------  ------------------------------------------------

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
CYPRUS                   The Cyprus Popular Bank Ltd.                    The Cyprus Popular Bank Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032 CY-1598 Nicosia CYPRUS
-----------------------  ----------------------------------------------  ------------------------------------------------
CZECH REPUBLIC           HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
-----------------------  ----------------------------------------------  ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
-----------------------  ----------------------------------------------  ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
-----------------------  ----------------------------------------------  ------------------------------------------------
ESTONIA                  Hansabank                                       Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
-----------------------  ----------------------------------------------  ------------------------------------------------
FINLAND                  Skandinaviska Enskilda Banken AB (publ)         J.P. Morgan AG
                         Unioninkatu 30                                  Frankfurt
                         FIN-00101 Helsinki
                         FINLAND
-----------------------  ----------------------------------------------  ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
-----------------------  ----------------------------------------------  ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
-----------------------  ----------------------------------------------  ------------------------------------------------
GERMANY                  Deutsche Bank AG                                J.P. Morgan AG
                         Alfred-Herrhausen-Allee 16-24                   Frankfurt
                         D-65760 Eschborn
                         GERMANY
-----------------------  ----------------------------------------------  ------------------------------------------------
                         J.P.  Morgan  AG#** J.P.  Morgan AG  Junghofstrasse  14
                         Frankfurt 60311 Frankfurt am Main
                         GERMANY
                         # For local German custody clients only.

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
-----------------------  ----------------------------------------------  ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
-----------------------  ----------------------------------------------  ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
-----------------------  ----------------------------------------------  ------------------------------------------------
HUNGARY                  Citibank Rt.                                    ING Bank Rt.
                         Szabadsag ter 7-9                               Budapest
                         H-1051 Budapest V
                         HUNGARY
-----------------------  ----------------------------------------------  ------------------------------------------------
ICELAND                  Islandsbanki hf.                                Islandsbanki hf.
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
-----------------------  ----------------------------------------------  ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         Sudam Kalu Ahire Marg,                          Mumbai
                         Worli Mumbai 400 030
                         INDIA
-----------------------  ----------------------------------------------  ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
-----------------------  ----------------------------------------------  ------------------------------------------------
INDONESIA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         World Trade Center 4th Floor                    Jakarta
                         Jalan Jendral Sudirman Kav. 29-31
                         Jakarta 12920
                         INDONESIA
-----------------------  ----------------------------------------------  ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         International Financial Services Centre         Frankfurt
                         1 Harbourmaster Place
                         Dublin 1
                         IRELAND
-----------------------  ----------------------------------------------  ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
ITALY                    Banca Intesa Spa                                J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
-----------------------  ----------------------------------------------  ------------------------------------------------
IVORY COAST              Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
-----------------------  ----------------------------------------------  ------------------------------------------------
JAMAICA*                 FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
-----------------------  ----------------------------------------------  ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
-----------------------  ----------------------------------------------  ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi, Limited           JPMorgan Chase Bank, N.A.
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
-----------------------  ----------------------------------------------  ------------------------------------------------
JORDAN                   Arab Bank Plc                                   Arab Bank Plc
                         P O Box 950544-5                                Amman
                         Amman
                         Shmeisani
                         JORDAN
-----------------------  ----------------------------------------------  ------------------------------------------------
KAZAKHSTAN               SB JSC HSBC Bank Kazakhstan                     SB JSC HSBC Bank Kazakhstan
                         43 Dostyk Avenue                                Almaty
                         480100 Almaty
                         KAZAKHSTAN
-----------------------  ----------------------------------------------  ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
-----------------------  ----------------------------------------------  ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Balasta dambis 1a                               Riga
                         Riga, LV-1048
                         LATVIA
-----------------------  ----------------------------------------------  ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
LITHUANIA                SEB Vilniaus Bankas                             SEB Vilniaus Bankas
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
-----------------------  ----------------------------------------------  ------------------------------------------------
LUXEMBOURG               Banque Generale du Luxembourg S.A.              J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
-----------------------  ----------------------------------------------  ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
-----------------------  ----------------------------------------------  ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
-----------------------  ----------------------------------------------  ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         5/F Les Cascades Building                       Port Louis
                         Edith Cavell Street
                         Port Louis
                         MAURITIUS
-----------------------  ----------------------------------------------  ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
-----------------------  ----------------------------------------------  ------------------------------------------------
MOROCCO                  Attijariwafa Bank S.A.                          Attijariwafa Bank S.A.
                         163 avenue Hassan II                            Casablanca
                         Casablanca 20000
                         MOROCCO
-----------------------  ----------------------------------------------  ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                         Mutual Platz                                    Windhoek
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
-----------------------  ----------------------------------------------  ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
-----------------------  ----------------------------------------------  ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
-----------------------  ----------------------------------------------  ------------------------------------------------
NIGERIA*                 Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                         Plot 688                                        Johannesburg
                         Amodu Tijani Street
                         Victoria Island
                         Lagos
                         NIGERIA
-----------------------  ----------------------------------------------  ------------------------------------------------
NORWAY                   DnB NOR Bank ASA                                Nordea Bank Norge ASA
                         Stranden 21                                     Oslo
                         PO Box 1171 Sentrum
                         N-0107 Oslo
                         NORWAY
-----------------------  ----------------------------------------------  ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   Oman Arab Bank
                         Bait Al Falaj Main Office                       Muscat
                         Ruwi PC 112
                         OMAN
-----------------------  ----------------------------------------------  ------------------------------------------------
PAKISTAN                 Citibank, N.A.                                  Citibank, N.A.
                         AWT Plaza                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
-----------------------  ----------------------------------------------  ------------------------------------------------
                         Deutsche Bank AG                                Deutsche Bank AG
                         Unitowers                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
-----------------------  ----------------------------------------------  ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         Box 4896                                        Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
-----------------------  ----------------------------------------------  ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Camino Real 457                                 Lima
                         Torre Real - 5th Floor
                         San Isidro, Lima 27
                         PERU

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         30/F Discovery Suites                           Manila
                         25 ADB Avenue
                         Ortigas Center
                         Pasig City, Manila
                         PHILIPPINES
-----------------------  ----------------------------------------------  ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
-----------------------  ----------------------------------------------  ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
-----------------------  ----------------------------------------------  ------------------------------------------------
QATAR                    HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         810 Abdulla Bin Jassim Street                   Doha
                         P. O. Box 57 Doha QATAR
-----------------------  ----------------------------------------------  ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         71268 Bucharest 1
                         ROMANIA
-----------------------  ----------------------------------------------  ------------------------------------------------
RUSSIA                   J.P. Morgan Bank International**                JPMorgan Chase Bank, N.A.
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
-----------------------  ----------------------------------------------  ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                         (Closed Joint Stock Company)                    New York
                         36 Krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         127473 Moscow                                   Account)
                         RUSSIA
-----------------------  ----------------------------------------------  ------------------------------------------------
SERBIA                   HVB Bank Serbia a Montenegro a.d.               HVB Bank Serbia a Montenegro a.d.
                         Rajiceva 27-29                                  Belgrade
                         11000 Belgrade
                         SERBIA AND MONTENEGRO
-----------------------  ----------------------------------------------  ------------------------------------------------
SINGAPORE                Standard Chartered Bank                         Oversea-Chinese Banking Corporation
                         3/F, 6 Battery Road                             Singapore
                         049909
                         SINGAPORE

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
SLOVAK REPUBLIC          HVB Bank Slovakia a.s.                          Vseobecno Uverova Banka S.A.
                         Mostova 6                                       Bratislava
                         SK-814 16 Bratislava
                         SLOVAK REPUBLIC
-----------------------  ----------------------------------------------  ------------------------------------------------
SLOVENIA                 Bank Austria Creditanstalt d.d. Ljubljana       Bank Austria Creditanstalt d.d. Ljubljana
                         Wolfova 1                                       Ljubljana
                         SI-1000 Ljubljana
                         SLOVENIA
-----------------------  ----------------------------------------------  ------------------------------------------------
SOUTH AFRICA             The Standard Bank of South Africa Limited       The Standard Bank of South Africa Limited
                         25 Sauer Street                                 Johannesburg
                         P.O. Box 2453 Johannesburg 2001 SOUTH AFRICA
-----------------------  ----------------------------------------------  ------------------------------------------------
SOUTH KOREA              Standard Chartered Bank                         Standard Chartered Bank
                         22/F, Seoul Finance Centre Building             Seoul
                         84 Taepyeongno 1-ga, Jung gu
                         Seoul 100-101
                         SOUTH KOREA
-----------------------  ----------------------------------------------  ------------------------------------------------
SPAIN                    Santander Investment Services, S.A.             J.P. Morgan AG
                         Ciudad Grupo Santander                          Frankfurt
                         Avenida de Cantabria, s/n
                         Edificio Ecinar, planta baja
                         Boadilla del Monte
                         28660 Madrid
                         SPAIN
-----------------------  ----------------------------------------------  ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
-----------------------  ----------------------------------------------  ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
-----------------------  ----------------------------------------------  ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
-----------------------  ----------------------------------------------  ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
THAILAND                 Standard Chartered Bank                         Standard Chartered Bank
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
-----------------------  ----------------------------------------------  ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
-----------------------  ----------------------------------------------  ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
-----------------------  ----------------------------------------------  ------------------------------------------------
UKRAINE*                 ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                         30-A Spaska Street                              New York
                         04070 Kiev                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                         UKRAINE                                         Account)
-----------------------  ----------------------------------------------  ------------------------------------------------
UNITED ARAB EMIRATES     HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         P.O. Box 66                                     Abu Dhabi
                         Dubai
                         UNITED ARAB EMIRATES
-----------------------  ----------------------------------------------  ------------------------------------------------
UNITED KINGDOM.          JPMorgan Chase Bank, N.A.**                     National Westminster Bank
                         Crosby Court                                    London
                         Ground Floor
                         38 Bishopsgate
                         London EC2N 4AJ
                         UNITED KINGDOM
-----------------------  ----------------------------------------------  ------------------------------------------------
                         JPMorgan Chase Bank, N.A.**                     Varies by currency
                         The Depository and Clearing Centre
                         27 Leadenhall Street
                         London EC3A 1AA
                         UNITED KINGDOM
-----------------------  ----------------------------------------------  ------------------------------------------------
UNITED STATES            JPMorgan Chase Bank, N.A.**                     JPMorgan Chase Bank, N.A.
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
-----------------------  ----------------------------------------------  ------------------------------------------------
URUGUAY                  BankBoston, N.A.                                BankBoston, N.A
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY

-----------------------  ----------------------------------------------  ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
-----------------------  ----------------------------------------------  ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
-----------------------  ----------------------------------------------  ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         75 Pham Hong Thai, District 1                   Ho Chi Minh City
                         Ho Chi Minh City
                         VIETNAM
-----------------------  ----------------------------------------------  ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Limited                 Barclays Bank of Zambia Limited
                         Kafue House, Cairo Road                         Lusaka
                         Lusaka
                         ZAMBIA
-----------------------  ----------------------------------------------  ------------------------------------------------
ZIMBABWE                 Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         Corporate Centre                                Harare
                         1st Floor, Eastern Wing
                         Birmingham Road, Cnr. Paisley Road
                         Harare
                         ZIMBABWE

** JPMorgan affilliate

                                   SCHEDULE 2

                        ELIGIBLE SECURITIES DEPOSITORIES

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
ARGENTINA                  CVSA                                           Equity, Corporate Debt, Government Debt
                           (Caja de Valores S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CRYL                                           Government Debt
                           (Central de Registration y Liquidacion de
                           Instrumentos de Endeudamiento Publico)
-------------------------  ---------------------------------------------  -----------------------------------------------
AUSTRALIA                  Austraclear Limited                            Corporate Debt, Money Market, Government Debt
                                                                          and Semi-Government Debt
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CHESS                                          Equity
                           (Clearing House Electronic Sub-register
                           System)
-------------------------  ---------------------------------------------  -----------------------------------------------
AUSTRIA                    OeKB                                           Equity, Corporate Debt, Government Debt
                           (Oesterreichische Kontrollbank AG)
-------------------------  ---------------------------------------------  -----------------------------------------------
BAHRAIN                    CDS                                            Equity
                           (The Central Depository System)
-------------------------  ---------------------------------------------  -----------------------------------------------
BANGLADESH                 CDBL                                           Equity, Government Debt
                           (Central Depository Bangladesh Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
BELGIUM                    CIK                                            Equity, Corporate Debt
                           (Caisse Interprofessionnelle de Depots et de
                           Virements de Titres S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           NBB                                            Corporate Debt, Government Debt
                           (National Bank of Belgium)
-------------------------  ---------------------------------------------  -----------------------------------------------
BERMUDA                    BSD                                            Equity
                           (Bermuda Securities Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
BRAZIL                     CBLC                                           Equity
                           (Companhia Brasileira de Liquidacao e
                           Custodia)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CETIP                                          Corporate Debt
                           (Central de Custodia e de Liquidacao
                           Financiera de Titulos Privados)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           SELIC                                          Government Debt
                           (Sistema Especial de Liquidacao e Custodia)
-------------------------  ---------------------------------------------  -----------------------------------------------
BULGARIA                   BNB                                            Government Debt
                           (Bulgaria National Bank)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CDAD                                           Equity, Corporate Debt
                           (Central Depository A.D.)
-------------------------  ---------------------------------------------  -----------------------------------------------
CANADA                     CDS                                            Equity, Corporate, Government Debt
                           (The Canadian Depository for Securities
                           Limited)

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
CHILE                      DCV                                            Equity, Corporate Debt, Government Debt
                           (Deposito Central de Valores S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
CHINA, SHANGHAI            CSDCC, Shanghai Branch                         Equity
                           (China Securities Depository and Clearing
                           Corporation Limited, Shanghai Branch)
-------------------------  ---------------------------------------------  -----------------------------------------------
CHINA, SHENZHEN            CSDCC, Shenzhen Branch                         Equity
                           (China Securities Depository and Clearing
                           Corporation Ltd, Shenzhen Branch)
-------------------------  ---------------------------------------------  -----------------------------------------------
COLOMBIA                   DCV                                            Government Debt
                           (Deposito Central de Valores)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           DECEVAL                                        Equity, Corporate Debt, Government Debt
                           (Deposito Centralizado de Valores de
                           Colombia S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
CROATIA                    CDA                                            Equity, Corporate Debt, Government Debt
                           (Central Depository Agency Inc. - Stredisnja
                           depozitarna agencija d.d.)
-------------------------  ---------------------------------------------  -----------------------------------------------
CYPRUS                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Securities Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
CZECH REPUBLIC             SCP                                            Equity, Corporate Debt, Government Debt
                           (Stredisko cennych papiru - Ceska republica)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CNB                                            Government Debt
                           (Czech National Bank)
-------------------------  ---------------------------------------------  -----------------------------------------------
DENMARK                    VP                                             Equity, Corporate Debt, Government Debt
                           (Vaerdipapircentralen A/S)
-------------------------  ---------------------------------------------  -----------------------------------------------
EGYPT                      MCSD                                           Equity, Corporate Debt
                           (Misr for Clearing, Settlement and
                           Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CBE                                            Government Debt
                           (Central Bank of Egypt)
-------------------------  ---------------------------------------------  -----------------------------------------------
ESTONIA                    ECDS                                           Equity, Corporate Debt, Government Debt
                           (Estonian Central Depository for Securities
                           Limited - Eesti Vaatpaberite
                           Keskdepositoorium)
-------------------------  ---------------------------------------------  -----------------------------------------------
EUROMARKET                 CBL                                            Internationally Traded Debt, Equity
                           (Clearstream Banking, S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           Euroclear Bank S.A./N.V.                       Internationally Traded Debt, Equity
-------------------------  ---------------------------------------------  -----------------------------------------------
FINLAND                    APK                                            Equity, Corporate Debt, Government Debt
                           (Finnish Central Securities Depository
                           Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
FRANCE                     Euroclear France                               Equity, Corporate Debt, Government Debt

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
GERMANY                    CBF                                            Equity, Corporate Debt, Government Debt
                           (Clearstream Banking AG)
-------------------------  ---------------------------------------------  -----------------------------------------------
GREECE                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Securities Depository S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           BoG                                            Government Debt
                           (Bank of Greece)
-------------------------  ---------------------------------------------  -----------------------------------------------
HONG KONG                  HKSCC                                          Equity
                           (Hong Kong Securities Clearing Company
                           Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CMU                                            Corporate Debt, Government Debt
                           (Central Moneymarkets Unit)
-------------------------  ---------------------------------------------  -----------------------------------------------
HUNGARY                    KELER                                          Equity, Corporate Debt, Government Debt
                           (Central Clearing House and Depository
                           (Budapest) Ltd. - Kozponti Elszamolohaz es
                           Ertektar (Budapest) Rt.)
-------------------------  ---------------------------------------------  -----------------------------------------------
ICELAND                    ISD                                            Equity, Corporate Debt, Government Debt
                           (The Islandic Securities Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
INDIA                      NSDL                                           Equity, Corporate Debt, Government Debt
                           (National Securities Depository Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CDSL                                           Equity
                           (Central Depository Services (India) Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           RBI                                            Government Debt
                           (Reserve Bank of India)
-------------------------  ---------------------------------------------  -----------------------------------------------
INDONESIA                  KSEI                                           Equity, Corporate Debt
                           (PT Kustodian Sentral Efek Indonesia)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           Bank Indonesia                                 Government Debt
-------------------------  ---------------------------------------------  -----------------------------------------------
IRELAND                    CREST                                          Equity, Corporate Debt
                           (CRESTCo Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
ISRAEL                     TECH                                           Equity, Corporate Debt, Government Debt
                           (Tel Aviv Stock Exchange Clearing House Ltd.)
-------------------------  ---------------------------------------------  -----------------------------------------------
ITALY                      Monte Titoli S.p.A.                            Equity, Corporate Debt, Government Debt
-------------------------  ---------------------------------------------  -----------------------------------------------
IVORY COAST                DC/BR                                          Equity
                           (Le Depositaire Central / Banque de
                           Reglement)
-------------------------  ---------------------------------------------  -----------------------------------------------
JAMAICA                    JCSD                                           Equity, Corporate Debt, Government Debt
                           (Jamaica Central Securities Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
JAPAN                      JASDEC                                         Equity, Convertible Debt
                           (Japan Securities Depository Center,
                           Incorporated)

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
                           BoJ                                            Registered Government Debt
                           (Bank of Japan)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           JSSC                                           Foreign Securities
                           (Japan Securities Settlement and Custody,
                           Inc.)
-------------------------  ---------------------------------------------  -----------------------------------------------
JORDAN                     SDC                                            Equity, Corporate Debt
                           (Securities Depository Center)
-------------------------  ---------------------------------------------  -----------------------------------------------
KAZAKHSTAN                 CSD                                            Equity
                           (Central Securities Depository CJSC)
-------------------------  ---------------------------------------------  -----------------------------------------------
KENYA                      CBCD                                           Government Debt
                           (Central Bank Central Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CDSC                                           Equity, Corporate Debt
                           (Central Depository Securities Corporation)
-------------------------  ---------------------------------------------  -----------------------------------------------
LATVIA                     LCD                                            Equity, Corporate Debt, Government Debt
                           (Latvian Central Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
LEBANON                    Midclear S.A.L.                                Equity
                           (Custodian and Clearing Center of Financial
                           Instruments for Lebanon and the Middle East
                           S.A.L.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           BDL                                            Government Debt
                           (Banque du Liban)
-------------------------  ---------------------------------------------  -----------------------------------------------
LITHUANIA                  CSDL                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Depository of Lithuania)
-------------------------  ---------------------------------------------  -----------------------------------------------
LUXEMBOURG                 CBL                                            Equity
                           (Clearstream Banking S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
MALAYSIA                   Bursa Depository                               Equity, Corporate Debt
                           (Bursa Malaysia Depository Sdn Bhd)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           BNM                                            Government Debt
                           (Bank Negara Malaysia)
-------------------------  ---------------------------------------------  -----------------------------------------------
MALTA                      CSD                                            Equity, Corporate Debt, Government Debt
                           (The Central Securities Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
MAURITIUS                  CDS                                            Equity, Corporate Debt
                           (Central Depository and Settlement Company
                           Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
MEXICO                     INDEVAL                                        Equity, Corporate Debt, Government Debt
                           (S.D. INDEVAL S.A. de C.V.)
-------------------------  ---------------------------------------------  -----------------------------------------------
MOROCCO                    Maroclear                                      Equity, Corporate Debt, Government Debt
-------------------------  ---------------------------------------------  -----------------------------------------------
NETHERLANDS                Euroclear Nederland                            Equity, Corporate Debt, Government Debt
-------------------------  ---------------------------------------------  -----------------------------------------------
NEW ZEALAND                NZCSD                                          Equity, Corporate Debt, Government Debt
                           (New Zealand Central Securities Depository)

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
NIGERIA                    CSCS                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Clearing System Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
NORWAY                     VPS                                            Equity, Corporate Debt, Government Debt
                           (Verdipapirsentralen ASA)
-------------------------  ---------------------------------------------  -----------------------------------------------
OMAN                       MDSRC                                          Equity, Corporate Debt
                           (The Muscat Depository and Securities
                           Registration Company, S.A.O.C.)
-------------------------  ---------------------------------------------  -----------------------------------------------
PAKISTAN                   CDC                                            Equity, Corporate Debt
                           (Central Depository Company of Pakistan
                           Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           SBP                                            Government Debt
                           (State Bank of Pakistan)
-------------------------  ---------------------------------------------  -----------------------------------------------
PERU                       CAVALI  Equity,   Corporate  Debt,   Government  Debt
                           (CAVALI ICLV S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
PHILIPPINES                PDTC                                           Equity
                           (Philippine  Depository and Trust Corp.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           RoSS                                           Government Debt
                           (Bangko Sentral ng Pilipinas / Register of
                           Scripless Securities)
-------------------------  ---------------------------------------------  -----------------------------------------------
POLAND                     NDS                                            Equity, Long-Term Government Debt
                           (National Depository for Securities S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           RPW                                            Short-Term Government Debt
                           (Registry of Securities)
-------------------------  ---------------------------------------------  -----------------------------------------------
PORTUGAL                   INTERBOLSA                                     Equity, Corporate Debt, Government Debt
                           (Sociedade Gestora de Sistemas de Liquidacao
                           e de Sistemas Centralizados de Valores
                           Mobiliarios, S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
QATAR                      DSM                                            Equity
                           (Doha Securities Market)
-------------------------  ---------------------------------------------  -----------------------------------------------
ROMANIA                    SNCDD                                          Equity
                           (National Company for Clearing and
                           Depository for Securities)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           BSE                                            Equity
                           (Bucharest Stock Exchange)
-------------------------  ---------------------------------------------  -----------------------------------------------
RUSSIA                     VTB                                            Equity, Corporate Debt, Government Debt
                           (Vneshtorgbank)                                (Ministry of Finance Bonds)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           NDC                                            Equity, Corporate Debt, Government Debt
                           (The National Depository Center)
-------------------------  ---------------------------------------------  -----------------------------------------------
SERBIA                     CSD                                            Equity, Corporate Debt, Government Debt
                           (Central Register and Central Depository for
                           Securities)

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
SINGAPORE                  CDP                                            Equity, Corporate Debt
                           (The Central Depository (Pte) Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           MAS                                            Government Debt
                           (Monetary Authority of Singapore)
-------------------------  ---------------------------------------------  -----------------------------------------------
SLOVAK REPUBLIC            CSD                                            Equity, Corporate Debt, Government Debt
                           (Centralny depozitar cennych papierov SR, a.s.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           NBS                                            Government Debt
                           (National Bank of Slovakia)
-------------------------  ---------------------------------------------  -----------------------------------------------
SLOVENIA                   KDD   Equity,   Corporate   Debt,   Government   Debt
                           (Centralna klirinsko depotna druzba d.d.)
-------------------------  ---------------------------------------------  -----------------------------------------------
SOUTH AFRICA               STRATE                                         Equity
                           (Share Transactions Totally Electronic)
-------------------------  ---------------------------------------------  -----------------------------------------------
SOUTH KOREA                KSD                                            Equity, Corporate Debt, Government Debt
                           (Korea Securities Depository)
-------------------------  ---------------------------------------------  -----------------------------------------------
SPAIN                      IBERCLEAR                                      Equity, Corporate Debt, Government Debt
                           (Sociedad de Gestion de los Sistemas de
                           Registro, Compensacion y Liquidacion de
                           Valores, S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
SRI LANKA                  CDS                                            Equity, Corporate Debt
                           (Central Depository System (Private) Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
SWEDEN                     VPC                                            Equity, Corporate Debt, Government Debt
                           (Vardepapperscentralen AB)
-------------------------  ---------------------------------------------  -----------------------------------------------
SWITZERLAND                SIS                                            Equity, Corporate Debt, Government Debt
                           (SIS SegaInterSettle AG)
-------------------------  ---------------------------------------------  -----------------------------------------------
TAIWAN                     TSCD                                           Equity, Government Debt
                           (Taiwan Securities Central Depository Co.,
                           Ltd.)
-------------------------  ---------------------------------------------  -----------------------------------------------
THAILAND                   BOT                                            Government Debt
                           (The Bank of Thailand)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           TSD                                            Equity, Corporate Debt, Government Debt
                           (Thailand Securities Depository Company
                           Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
TUNISIA                    STICODEVAM                                     Equity, Corporate Debt, Government Debt
                           (Societe Tunisienne Interprofessionnelle
                           pour la Compensation et le Depot des Valeurs
                           Mobilieres)
-------------------------  ---------------------------------------------  -----------------------------------------------
TURKEY                     TAKASBANK                                      Equity, Corporate Debt, Government Debt
                           (IMKB Takas ve Saklama Bankasi A.S.)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CBoT                                           Government Debt
                           (Central Bank of Turkey)

-------------------------  ---------------------------------------------  -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------  ---------------------------------------------  -----------------------------------------------
UKRAINE                    NBU                                            Government Debt
                           (National Bank of Ukraine)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           MFS                                            Corporate Debt, Selected Equity
                           (Interregional Securities Union)
-------------------------  ---------------------------------------------  -----------------------------------------------
UNITED ARAB EMIRATES       DFM                                            Equity, Corporate Debt, Government Debt
                           (Dubai Financial Market Clearing House)
-------------------------  ---------------------------------------------  -----------------------------------------------
UNITED KINGDOM             CREST                                          Equity, Corporate Debt, Government Debt
                           (CRESTCo Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
UNITED STATES              DTC                                            Equity, Corporate Debt
                           (The Depository Trust Company)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           FRB                                            Government Debt, Mortgage Back Debt
                           (Federal Reserve Bank)
-------------------------  ---------------------------------------------  -----------------------------------------------
URUGUAY                    BCU                                            Government Debt
                           (Banco Central del Uruguay)
-------------------------  ---------------------------------------------  -----------------------------------------------
VENEZUELA                  BCV                                            Government Debt
                           (Banco Central de Venezuela)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           CVV                                            Equity, Corporate Debt, Money Market
                           (Caja Venezolana de Valores, S.A.)
-------------------------  ---------------------------------------------  -----------------------------------------------
VIETNAM                    STC                                            Equity, Corporate Debt, Government Debt
                           (The Registration, Depository, Settlement
                           and Clearing Department of the Securities
                           Trading Centre)
-------------------------  ---------------------------------------------  -----------------------------------------------
ZAMBIA                     CSD                                            Equity, Government Debt
                           (LuSE Central Shares Depository Limited)
-------------------------  ---------------------------------------------  -----------------------------------------------
                           BoZ                                            Government Debt
                           (Bank of Zambia)

                                   SCHEDULE 3

                                 CUSTODIAN FEES

ANNUAL GLOBAL CUSTODY FEES

------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
        Market                BPS            Trades                  Market               BPS            Trades
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Argentina                        20.00           $75.00         Latvia                        30.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Australia                         4.00           $40.00         Lebanon                       60.00          150.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Austria                           3.00           $40.00         Lithuania                     40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Bahrain                          50.00          $150.00         Luxembourg                     8.00           75.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Bangladesh                       40.00          $125.00         Malaysia                       6.00           50.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Belgium                           3.00           $40.00         Malta                         40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Bermuda                          30.00          $100.00         Mauritius                     60.00          150.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Botswana                         50.00          $150.00         Mexico                        15.00           50.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Brazil                           20.00           $75.00         Morocco                       30.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Bulgaria                         40.00          $200.00         Namibia                       40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Canada                            2.50           $20.00         Nepal                         60.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Chile                            20.00           $75.00         Netherlands                    3.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
China                            20.00           $75.00         New Zealand                    4.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Colombia                         40.00          $100.00         Nigeria                       60.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Costa Rica                       40.00          $125.00         Norway                         3.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Croatia                          40.00          $125.00         Oman                          60.00          150.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Cyprus                           40.00          $125.00         Pakistan                      40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Czech Republic                   20.00           $75.00         Peru                          40.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Denmark                           3.00           $40.00         Philippines                   15.00           50.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Ecuador                          40.00          $125.00         Poland                        30.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Egypt                            40.00          $125.00         Portugal                       3.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Estonia                          30.00          $100.00         Romania                       30.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Euro CDs                          1.75           $20.00         Russia                        50.00          150.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Euroclear                         1.75           $20.00         Singapore                      4.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Finland                           3.00           $40.00         Slovakia                      40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
France                            2.50           $30.00         Slovenia                      40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Germany                           2.50           $30.00         South Africa                  10.00           50.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Ghana                            40.00          $125.00         Spain                          3.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Greece                           10.00           $50.00         Sri Lanka                     30.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Hong Kong                         4.00           $40.00         Swaziland                     40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Hungary                          20.00           $75.00         Sweden                         3.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Iceland                          20.00           $75.00         Switzerland                    3.00           40.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
India                            20.00           $75.00         Taiwan                        20.00           75.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Indonesia                        15.00           $50.00         Thailand                       6.00           50.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Ireland                           3.00           $40.00         Tunisia                       30.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Israel                           20.00           $75.00         Turkey                        20.00           75.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Italy                             2.50           $30.00         Ukraine                       60.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------

ANNUAL GLOBAL CUSTODY FEES - CONTINUED
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
                                                                United Arab
Ivory Coast                      60.00          $150.00         Emirates                      60.00          150.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Jamaica                          40.00          $125.00         United Kingdom                 1.75           15.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Japan                             1.75           $20.00         United States                  1.00            5.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Jersey                           40.00          $125.00         Uruguay                       50.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Jordan                           40.00          $125.00         Venezuela                     40.00          100.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Kazakhstan                       60.00          $150.00         Vietnam                       40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Kenya                            40.00          $125.00         Zambia                        40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------
Korea                            15.00           $50.00         Zimbabwe                      40.00          125.00
------------------------  -------------  ---------------  ----  ------------------  ----------------  --------------

Additional Fees:
Manual instructions surcharge - $20.00
Corporate Action processing - $50.00
Wire transfers    $6.00

Annual Minimum Fee - $25,000